SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                               HOMEFED CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                               HOMEFED CORPORATION

                                1903 WRIGHT PLACE
                                    SUITE 220
                           CARLSBAD, CALIFORNIA 92008

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 9, 2003

                            ------------------------

                                                                   June __, 2003

To Our Stockholders:

           You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of HomeFed Corporation (the "Company") to be held on July 9, 2003, at [1:30 P.M., AT GRAND PACIFIC PALISADES RESORT AND HOTEL, 5805 ARMADA DRIVE, CARLSBAD, CALIFORNIA 92008, IN THE TERRACE ROOM]:

           1. To consider and vote on a proposal to elect six Directors;

           2. To consider and vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Amended Restated Certificate of Incorporation") to effect a reverse/forward stock split as described in the Proxy Statement;

           3. To consider and vote on a proposal to approve an amendment to the Amended Restated Certificate of Incorporation to create a class of preferred stock, of which 3,000,000 shares will be authorized;

           4. To consider and vote on a proposal to approve an amendment to the Company's 1999 Stock Incentive Plan to increase to 200,000 the number of shares of common stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the proposed reverse/forward stock split is effected;

           5. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 2003; and

           6. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

           These items of business are more fully described in the Proxy Statement accompanying this Notice.

           We will be conducting a tour of our San Elijo Hills project, for interested Stockholders. The tour will begin at 10:30 a.m. on the morning of the Meeting and will last approximately two hours. The tour will depart from the Grand Pacific Palisades Resort and Hotel. If you would like to reserve a place on the tour for you and one invited guest, or need directions to the hotel, please call Jeannie Adair at (760) 918-8200, extension 241, before July 2, 2003.

           Only holders of record of the Company's common stock at the close of business on May 23, 2003 will be entitled to notice of and to vote at the Meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or
(iii) by voting on the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the Meeting.

                       By Order of the Board of Directors.

                                 CORINNE A. MAKI
                                    Secretary

                               HOMEFED CORPORATION

                                1903 WRIGHT PLACE
                                    SUITE 220
                           CARLSBAD, CALIFORNIA 92008

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------
                                                                   June __, 2003

           THIS PROXY STATEMENT IS BEING FURNISHED TO THE STOCKHOLDERS (THE "STOCKHOLDERS") OF HOMEFED CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") OF THE COMPANY TO BE HELD ON JULY 9, 2003 AND AT ANY ADJOURNMENTS THEREOF.

           At the Meeting, Stockholders will be asked:

           1. To consider and vote on a proposal to elect six Directors;

           2. To consider and vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Amended Restated Certificate of Incorporation") to effect a reverse/forward stock split as described in the Proxy Statement;

           3. To consider and vote on a proposal to approve an amendment to the Amended Restated Certificate of Incorporation to create a class of preferred stock, of which 3,000,000 shares will be authorized;

           4. To consider and vote on a proposal to approve an amendment to the Company's 1999 Stock Incentive Plan (the "1999 Stock Incentive Plan" or the "Plan") to increase to 200,000 the number of shares of common stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the proposed reverse/forward stock split is effected;

           5. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 2003; and

           6. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

           The Board of Directors has fixed the close of business on May 23, 2003 as the record date (the "Record Date") for the determination of the holders of the Company's common stock (the "Common Stock") entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. At the close of business on May 23, 2003, there were [81,550,844] shares of Common Stock entitled to vote.

           This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Stock on or about June __, 2003.

                              QUESTIONS AND ANSWERS

WHY HAVE I RECEIVED THESE MATERIALS?

           The accompanying proxy, being mailed to Stockholders of the Company, is solicited by the Board of Directors in connection with the Meeting. You are cordially invited to attend the Meeting and are requested to vote on the proposals described in this Proxy Statement.

WHAT MATTERS ARE GOING TO BE CONSIDERED AT THE MEETING?

           At the Meeting, Stockholders will be asked to consider and vote with respect to the following matters:

               o    elect six Directors,

               o approve an amendment to the Amended Restated Certificate of Incorporation to effect a reverse/forward stock split,

               o approve an amendment to the Amended Restated Certificate of Incorporation to create a class of preferred stock, of which 3,000,000 shares will be authorized,

               o approve an amendment to the 1999 Stock Incentive Plan to increase to 200,000 the number of shares of Common Stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the proposed reverse/forward stock split is effected, and

               o    to ratify the selection of independent auditors.

See "PROPOSAL FOR THE ELECTION OF DIRECTORS," "PROPOSAL TO AMEND THE AMENDED RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE/FORWARD STOCK SPLIT," "PROPOSAL TO AMEND THE AMENDED RESTATED CERTIFICATE OF INCORPORATION TO CREATE A CLASS OF PREFERRED STOCK, OF WHICH 3,000,000 SHARES WILL BE AUTHORIZED," "PROPOSAL TO AMEND THE 1999 STOCK INCENTIVE PLAN" and "PROPOSAL FOR THE RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS." The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE MY SHARES?

           The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote:

               o    FOR the election of the nominated Directors;

               o FOR the amendment to the Amended Restated Certificate of Incorporation to effect a reverse/forward stock split;

               o FOR the amendment to the Amended Restated Certificate of Incorporation approve an amendment to the Amended Restated Certificate of Incorporation to create a class of preferred stock, of which 3,000,000 shares will be authorized;

               o FOR the amendment to the 1999 Stock Incentive Plan to increase to 200,000 the number of shares of Common Stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the proposed reverse/forward stock split is effected; and

               o FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors.

WHY IS THE COMPANY DOING A REVERSE/FORWARD STOCK SPLIT?

           Based on our best estimates, the Company currently has approximately 22,100 Stockholders, including those whose stock is held in "street name." Of those, we believe approximately 14,700 hold fewer than 250 shares of stock. If the Company can reduce the number of Stockholders owning fewer than 250 shares, based on our current estimates, we believe the Company could save approximately $130,000 of annual administrative costs, primarily related to recordkeeping and Stockholder mailings. The cost to the Company relating to each Stockholder is fixed regardless of the number of shares held. A reverse/forward stock split transaction will cash out Stockholders owning under 250 shares of Common Stock without their having to pay transaction costs such as brokerage fees. In addition, because the net effect of the proposed reverse/forward stock split is a 1-for-10 reverse split, we believe the trading price of the Common Stock will increase, which may improve the marketability and liquidity of the Common Stock.

WHY IS THE COMPANY AMENDING THE 1999 STOCK INCENTIVE PLAN?

           The 1999 Stock Incentive Plan authorized the issuance of options and stock appreciation rights and the grant of restricted stock awards representing up to 1,000,000 shares of Common Stock to the Company's non-employee directors, certain other non-employees and employees. Of this amount, up to 250,000 shares were allocated as restricted stock; all of such restricted stock shares have already been issued and no further issuance of restricted stock is authorized under the Plan. As of December 31, 2002, 552,000 shares of Common Stock remain available for issuance under the Plan through October 24, 2009. If the Reverse/Forward Stock Split is approved by Stockholders and implemented, without further action, only 55,200 shares would remain available for issuance under the Plan. The Board of Directors believes that having only 55,200 shares available for issuance under the Plan for the next six years will not provide a sufficient number of shares to retain, motivate and attract the best available personnel for the successful conduct of our business. The Board of Directors believes that increasing to 200,000 the number of shares of Common Stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the proposed Reverse/Forward Stock Split is effected will provide a sufficient number of shares for such purpose.

WHY IS THE COMPANY AMENDING THE AMENDED RESTATED CERTIFICATE OF INCORPORATION TO CREATE A CLASS OF PREFERRED STOCK, OF WHICH 3,000,000 SHARES WILL BE AUTHORIZED?

           The Board of Directors believes it is prudent to have preferred stock available for issuance in the future, as appropriate.

WHEN AND WHERE WILL THE MEETING BE?

           The Meeting will be held on July 9, 2003, at 1:30 p.m., local time, at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, in the Terrace Room.

WHO IS ENTITLED TO VOTE AT THE MEETING?

           Stockholders as of the Record Date (i.e., the close of business on May 23, 2003) are entitled to notice of and to vote at the Meeting. As of the

Record Date, there were [81,550,844] shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

           Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of the Common Stock present and entitled to vote on the election of Directors at the Meeting is required to elect each Director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. For purposes of the election of Directors, abstentions and broker non-votes will not be counted as votes cast (and will have no effect on the result of the vote), and only abstentions will be counted toward the presence of a quorum on the matter.

           Amendment to the Amended Restated Certificate of Incorporation to Effect the Reverse/Forward Stock Split. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the amendment to the Amended Restated Certificate of Incorporation to effect a reverse/forward stock split. For purposes of amending the Amended Restated Certificate of Incorporation to effect the reverse/forward stock split, abstentions and broker non-votes will be counted as negative votes cast, but only abstentions will be counted toward the presence of a quorum on the matter.

           Amendment to the Amended Restated Certificate of Incorporation to create a class of preferred stock. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the amendment to the Amended Restated Certificate of Incorporation to create a class of preferred stock. For purposes of amending the Amended Restated Certificate of Incorporation to create a class of preferred stock, abstentions and broker non-votes will be counted as negative votes cast, but only abstentions will be counted toward the presence of a quorum on the matter.

           Amendment to the 1999 Stock Incentive Plan to increase to 200,000 the number of shares of Common Stock that would be available under the Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on this matter will be required to approve the amendment to the 1999 Stock Incentive Plan to increase to 200,000 the number of shares of Common Stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the proposed Reverse/Forward Stock Split is effected. For purposes of amending the 1999 Stock Incentive Plan, abstentions will be counted as negative votes cast and will be counted toward the presence of a quorum on the matter and broker non-votes broker non-votes will not be counted as votes cast (and will have no effect on the result of the vote) and will not be counted toward the presence of a quorum.

           Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to Stockholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the Stockholders. If the Stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the Common Stock present and entitled to vote on this matter, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors. If the Stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its Stockholders. For purposes of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors, abstentions will be counted as negative votes cast and will be counted toward the presence of a quorum on the matter and broker non-votes will not be counted as votes cast (and will have no effect on the result of the vote) and will not be counted toward the presence of a quorum.

           Other Matters. If any other matters are properly presented at the Meeting for action, including a question of adjourning the Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

           Leucadia National Corporation (together with its subsidiaries, "Leucadia") is the beneficial owner of 24,742,268 shares of Common Stock or approximately 30.3% of the Common Stock outstanding at the Record Date. Joseph
S. Steinberg, Chairman of the Board of Directors, as well as director, President and significant stockholder of Leucadia, beneficially owns 7,198,880 shares of Common Stock or approximately 8.8% of the Common Stock outstanding at the Record Date; and two trusts for the benefit of Mr. Steinberg's children (the "Steinberg Children Trusts") beneficially own 893,258 shares of Common Stock or approximately 1.1% of the Common Stock outstanding at the Record Date. Mr. Steinberg disclaims beneficial ownership of the Common Stock held by the Steinberg Children Trusts. Ian M. Cumming, a Director and Chairman of the Board of Leucadia, beneficially owns 7,733,114 shares of Common Stock or approximately 9.5% of the Common Stock outstanding at the Record Date. The Cumming Foundation and the Joseph S. and Diane H. Steinberg 1992 Charitable Trust, private charitable foundations independently established by Messrs. Cumming and Steinberg, respectively, beneficially own 73,297 (less than 0.1%) shares of Common Stock and 23,815 (less than 0.1%) shares of Common Stock outstanding at the Record Date, respectively. Mr. Cumming and Mr. Steinberg each disclaims beneficial ownership of the Common Stock held by their respective private charitable foundations. Leucadia has advised the Company that it intends, and Messrs. Cumming and Steinberg have advised the Company that they intend, to cause all Common Stock beneficially owned, and all Common Stock beneficially owned by charitable foundations established, by Mr. Cumming and Mr. Steinberg, to be voted in favor of each nominee named herein, in favor of amending the Amended Restated Certificate of Incorporation to effect the Reverse/Forward Stock Split, in favor of amending the Amended Restated Certificate of Incorporation to create a class of preferred stock, in favor of amending the 1999 Stock Incentive Plan, and for the ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all other Directors and officers of the Company beneficially own 1.9% of the Common Stock outstanding at the Record Date.

HOW DO I VOTE MY SHARES AT THE MEETING?

           Stockholders are requested to vote by proxy in one of three ways:

               o    Use the toll-free telephone number shown on your proxy card;

               o Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or

               o Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

           Shares of Common Stock represented by properly executed proxies received by the Company or voted by telephone or via the Internet, which are not revoked will be voted at the Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein, FOR the approval of the amendment to the Amended Restated Certificate of Incorporation to effect the reverse/forward stock split, FOR the approval of the amendment to the Amended Restated Certificate of Incorporation to create a class of preferred stock, of which 3,000,000 shares will be authorized, FOR the approval of the amendment to the Company's 1999 Stock Incentive Plan, and FOR ratification of the selection of independent auditors.

           Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate Stockholder identities, to allow Stockholders to give voting instructions and to confirm that Stockholders' instructions have been recorded properly. A Control Number, located on the proxy card, will identify Stockholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, must be borne by the Stockholder. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

           If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

           If a Stockholder does not return a signed proxy card or vote by the Internet or by telephone, and does not attend the Meeting and vote in person, his or her shares will not be voted.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR AFTER I VOTE ELECTRONICALLY OR BY TELEPHONE?

           Yes. Any proxy signed and returned by a Stockholder or voted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, at the address of the Company set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the Internet) or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

WHO WILL BEAR THE EXPENSE OF SOLICITING PROXIES?

           The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, Directors, officers and regular employees of the Company may solicit proxies from Stockholders by telephone, telegram, in person or otherwise. Such Directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                     PROPOSAL FOR THE ELECTION OF DIRECTORS

           At the Meeting, six Directors are to be elected to serve until the next Meeting or until their successors are elected and qualified. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the six nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a Director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The following information is as of May 23, 2003.

Patrick D. Bienvenue.........................Mr. Bienvenue, 48, has served as a director of the Company since August 1998.
                                             Since January 1996, Mr. Bienvenue has served in a variety of executive capacities with real estate related subsidiaries of Leucadia.

Paul J. Borden...............................Mr. Borden, 54,  has served as a director and President of the Company since May
                                             1998.  From August 1988 through October 2000, Mr. Borden was a Vice President of
                                             Leucadia, responsible for overseeing many of Leucadia's real estate investments.

Timothy M. Considine.........................Mr. Considine, 62,  has served as a director of the Company since January 1992, serving as Chairman of the Board from 1992 to December 1999, and was a partner of
                                             Considine and Considine, an accounting firm in San Diego, California, from 1964 to 2003, where Mr. Considine continues to work on a part-time basis.

Ian M. Cumming...............................Mr. Cumming, 62, has served as a director of the Company since May 1999 and has been a director and Chairman of the Board of Leucadia since June 1978.  He has also been a director of Allcity Insurance Company ("Allcity"), a property and casualty insurer, since February 1988 and MK Gold Company ("MK Gold"), an international mining company, since June 1995 and Chairman of the Board of WilTel
                                             Communications Group, Inc. ("WilTel"), a telecommunications company, since
                                             October 2002.  Both Allcity and MK Gold are subsidiaries of Leucadia and Leucadia has an approximately 47.4% interest in WilTel.  Mr. Cumming has served as
                                             Chairman of the Board of The FINOVA Group Inc., ("FINOVA"), a middle market lender in which Leucadia has an indirect 25% equity interest, since August 2001.
                                             Mr. Cumming has also been a director of Skywest, Inc., a Utah-based regional carrier, since June 1986 and a director of Carmike Cinemas, Inc., a publicly held motion picture exhibitor in the United States, in which Leucadia has an approximate 11.1% interest, since January 2002.

Michael A. Lobatz............................Dr. Lobatz, 54, has served as a director of the Company since February 1995 and has been a practicing physician in San Diego, California since 1981.



                                       5

Joseph S. Steinberg..........................Mr. Steinberg, 59, has served as a director of the Company since August 1998 and as Chairman of the Board since December 1999.  Mr. Steinberg has been President of Leucadia since January 1979 and a director of Leucadia since December 1978.
                                             In addition, he has served as a director of Allcity since February 1988, as a director of MK Gold since June 1995, as a director since June 1988 of Jordan
                                             Industries Inc., a public company that owns and manages manufacturing companies, of which approximately 10.1% of the common stock is beneficially owned by
                                             Leucadia, as a director of FINOVA since August 2001, as a director of White
                                             Mountains Insurance Group, Ltd., a publicly traded insurance holding company in which Leucadia has a less than 5% equity interest, since June 2001, and as a director of WilTel since October 2002.



     The Board of Directors recommends a vote FOR the above-named nominees.

                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

MEETINGS AND COMMITTEES

           During 2002, the Board of Directors held seven meetings and took action by unanimous written consent on six other occasions.


           The Board of Directors has a standing Audit Committee. The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent accountants, the performance of the Company's internal audit function and the independent accountants and significant financial matters. In discharging its duties, the Audit Committee is expected to:

               o have the sole authority to select (subject to Stockholder ratification, which ratification is not binding on the Audit Committee), compensate, evaluate and replace the independent accountants;

               o    review and approve the scope of the annual audit;

               o review and pre-approve the engagement of the Company's independent accountants to perform audit and non-audit services and the related fees;

               o meet independently with the Company's independent accountants and senior management;

               o review the integrity of the Company's financial reporting process; and

               o review the Company's financial statements and disclosures and certain Securities and Exchange Commission filings.


During 2002, the Audit Committee met four times; at each of these meetings, the independent accountants were present. The Audit Committee charter was attached as Annex A to the Company's 2000 Proxy Statement. The Audit Committee consists of Mr. Considine (Chairman) and Dr. Lobatz. All members of the Audit Committee are "independent" as defined under the current New York Stock Exchange, Inc.'s listing standards. See "Audit Committee Report" below. The information contained in this Proxy Statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

           During 2002, all Directors attended all of the meetings of the Board, except that Messrs. Cumming and Steinberg each missed four Board of Directors meetings, and Dr. Lobatz missed one meeting of the Audit Committee.

                  PRESENT BENEFICIAL OWNERSHIP OF COMMON STOCK


           Set forth below is certain information as of May 23, 2003, with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Securities Exchange act of 1934, as amended, of Common Stock by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock (the Company's only class of voting securities), (ii) each Director, (iii) the current executive officers named in the Summary Compensation Table under "Executive Compensation," (iv) the Steinberg Children Trusts and private charitable foundations established by Mr. Cumming and Mr. Steinberg and (v) all executive officers and Directors of the Company as a group.


                                                                                           Number of Shares
Name and Address                                                                             and Nature of            Percent
of Beneficial Owner                                                                      Beneficial Ownership         of Class
-------------------                                                                      --------------------         --------
Leucadia National Corporation (a)..............................................            24,742,268                   30.3%
Patrick D. Bienvenue...........................................................                11,500  (b)               *
Paul J. Borden.................................................................                47,283  (c)               *
Timothy M. Considine...........................................................                16,359  (d)               *
Ian M. Cumming.................................................................             7,733,114  (e)(f)            9.5%
R. Randy Goodson...............................................................               791,000  (g)               1.0%
Michael A. Lobatz..............................................................                11,500  (b)               *
Simon G. Malk..................................................................               575,844  (h)                .7%
Curt R. Noland.................................................................                40,000  (i)               *
Erin N. Ruhe...................................................................                40,000  (i)               *
Joseph S. Steinberg............................................................             7,198,880  (f)(j)            8.8%
The Steinberg Children Trusts..................................................               893,258  (k)               1.1%
Cumming Foundation.............................................................                73,297  (l)               *
The Joseph S. and Diane H. Steinberg
     1992 Charitable Trust.....................................................                23,815  (m)               *
All Directors and executive officers
   as a group (11 persons).....................................................             16,486,480 (n)              19.9%


-------------------
*  Less than .1%.

(a) The business address of this beneficial owner is 315 Park Avenue South, New York, New York 10010.

(b) Includes 1,500 shares that may be acquired upon the exercise of currently exercisable stock options.

(c) Includes 30,750 shares that may be acquired upon the exercise of currently exercisable stock options.

(d) Includes (i) 4,859 shares held by the Seeseeanoh Inc. Retirement Plan. Mr. Considine and his wife are the sole owners of Seeseeanoh, a real estate company in San Diego, California. Also includes 8,250 shares held by The Considine Family 1981 Trust, of which Mr. Considine and his wife are trustees and (ii) 750 shares that may be acquired upon the exercise of currently exercisable stock options.

(e) Includes (i) 95,324 shares (.1%) beneficially owned by Mr. Cumming's wife (directly and through trusts for the benefit of Mr. Cumming's children of which Mr. Cumming's wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner and (ii) 1,500 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 24,742,268 shares held by Leucadia which Mr. Cumming may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares. See "Certain Relationships and Related Transactions" in this Proxy Statement.

(f) Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company. The business address for Messrs. Cumming and Steinberg is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.

(g) Includes 659,750 shares that may be acquired upon the exercise of currently exercisable stock options.

(h) Includes 355,250 shares that may be acquired upon the exercise of currently exercisable stock options. (i) Includes 15,000 shares that may be acquired upon the exercise of currently exercisable stock options. (j) Includes

(i) 34,861 shares (less than .1%) beneficially owned by Mr. Steinberg's wife as to which Mr. Steinberg may be deemed to be the beneficial owner and (ii) 1,500 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 24,742,268 shares held by Leucadia which Mr. Steinberg may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares. See "Certain Relationships and Related Transactions" in this Proxy Statement.

(k) Mr. Steinberg disclaims beneficial ownership of the Common Stock held by the Steinberg Children Trusts.

(l) Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of the Common Stock held by the foundation.

(m) Mr. Steinberg and his wife are trustees of the trust. Mr. Steinberg disclaims beneficial ownership of the Common Stock held by the trust.

(n) Includes 1,089,250 shares that may be acquired upon the exercise of currently exercisable stock options.

As of May 23, 2003, Cede & Co. held of record 44,863,093 shares of Common
Stock (approximately 55.0% of the total Common Stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

EQUITY COMPENSATION PLAN INFORMATION

           The following table summarizes information regarding the Company's equity compensation plans as of December 31, 2002. All outstanding awards relate to the Company's Common Stock.


                                                                                                          Number of securities
                                                                                                           remaining available
                                                                                                           for future issuance
                                         Number of Securities                 Weighted-average                under equity
                                           to be issued upon                  exercise price of            compensation plans
                                   exercise of outstanding options,         outstanding options,          (excluding securities
                                          warrants and rights                warrants and rights        reflected in column (a))
Plan Category                                          (a)                              (b)                           (c)
-------------                     ------------------------------------      ----------------------    ---------------------------

Equity compensation
  plans approved by
  security holders                                1,197,250                    $     .63                           552,000

Equity compensation
  plans not approved
  by security holders                                 -                               -                               -
                                                  ---------                    ---------                           -------

Total                                             1,197,250                    $     .63                           552,000
                                                  =========                    =========                           =======


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

           Set forth below is certain information with respect to the cash compensation paid by the Company for services in all capacities to the Company and its subsidiaries during the years ended 2002, 2001 and 2000 to (i) the Company's President and chief executive officer, Paul J. Borden, and (ii) the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during these periods.

                                                                                        Long-Term
                                       Annual Compensation                             Compensation
Name and Principal                                                            Restricted            Options           All Other
     Position(s)           Year           Salary              Bonus          Stock Awards        (# of shares)       Compensation
---------------------      ----           ------              -----          -------------       -------------       ------------
Paul J. Borden,            2002      $  226,189            $  231,426         $       --             1,000          $  8,000(4)
President                  2001         222,000               330,265                 --             1,000             6,800
                           2000          37,151(1)            344,027              7,500(3)         51,000                 --

Curt R. Noland,            2002      $  110,318            $  153,309         $       --                --          $  7,545(4)
Vice President             2001         108,159                78,245                 --                --             6,800
                           2000         105,024               103,150             18,750(3)         25,000                 --

Erin N. Ruhe,              2002      $   76,493            $   77,295         $       --                --          $  5,552(4)
Vice President and         2001          75,009                62,250                 --                --             5,490
Controller                 2000          65,016                61,950             18,750(3)         25,000                 --

R. Randy Goodson,          2002      $  183,611            $   80,508         $       --                --          $  8,000(4)
Vice President             2001         180,000                80,400                 --                --                 --
                           2000         131,558(2)              4,050             12,188(3)        666,250                 --

Simon G. Malk,             2002      $  110,005            $   78,300         $       --                --          $  7,532(4)
Vice President             2001          90,000                77,700                 --                --             3,708
                           2000          65,783(2)              2,025              6,563(3)        358,750                --


-----------------
(1) Through October 22, 2000, Mr. Borden was a Vice President of Leucadia and received compensation only from Leucadia. Pursuant to the Administrative Services Agreement between Leucadia Financial and the Company, $200,000 of the fees paid by the Company to Leucadia for services rendered in 2000 are attributable to Mr. Borden's services. This amount is not reflected in the foregoing table. See "Certain Relationships and Related Transactions" in this Proxy Statement for a description of the administrative services agreement. Included for each of 2002, 2001 and 2000 are $12,000 in directors fees Mr. Borden received from the Company.

(2) Represents salary paid by the Company from April 1, 2000, the date Mr. Goodson and Mr. Malk became employees of the Company. This amount does not include amounts paid by the Company to a consulting firm, of which Mr. Goodson and Mr. Malk were principals, that provided consulting services to the Company prior to Mr. Goodson's and Mr. Malk's employment by the Company.

(3) Represents restricted stock, at fair market value of $.75 per share as of the date granted under the 1999 Stock Incentive Plan.

(4) Represents the contribution made by the Company to a defined contribution 401(k) plan on behalf of the named person.

                              OPTION GRANTS IN 2002

           The following table shows all grants of options to the named executive officers of the Company in 2002.


                                                                                                Potential Realizable Value At
                                                                                                Assumed Annual Rates of Stock
                                                                                                Price Appreciation for Option
                                                Individual Grants                                          Term (2)
                               ----------------------------------------------------------------------------------------------------


                               Securities
                               Underlying        % of Total
                                Options       Options Granted     Exercise
                              Granted (#      to Employees in       Price       Expiration
Name                          of shares)           2002          ($/share)        Date                  5%($)            10%($)
----                           ----------           ----          ---------        ----                  -----            ------
Paul J. Borden                     1,000 (1)         100.0%         $.95         7/10/07                  $262              $580


--------------
(1) The options were granted pursuant to the 1999 Stock Incentive Plan to all Directors of the Company at an exercise price equal to the fair market value of the shares of Common Stock on the date of grant. The grant date of the options is July 10, 2002. These options become exercisable at the rate of 25% per year commencing one year after the date of grant.

(2) The potential realizable values represent future opportunity and have not been reduced to reflect the time value of money. The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission, and are not intended to forecast future appreciation of the shares of Common Stock and are not necessarily indicative of the values that may be realized by the named executive officer.

                     AGGREGATE OPTION EXERCISES IN 2002 AND
                         OPTION VALUES AT YEAR END 2002

           The following table provides information as to options exercised by each of the named executives in 2002 and the value of options held by such executives at year end measured in terms of the last reported sale price for the Common Stock on December 31, 2002, $1.45.



                                                                             Number of Unexercised       Value of Unexercised
                                                                                   Options at          In-the-Money Options at
                                                                               December 31, 2002          December 31, 2002
                                                                               -----------------          -----------------
                                   Number of shares
                                     Underlying                 Value               Exercisable                   Exercisable/
Name                               Options Exercised           Realized             Unexercisable                 Unexercisable
----                               -----------------           --------             -------------                 -------------
Paul J. Borden                            --                    --                 20,750/32,250                $14,505/$22,265
Curt R. Noland                            --                    --                 10,000/15,000                 $7,000/$10,500
Erin N. Ruhe                              --                    --                 10,000/15,000                 $7,000/$10,500
R. Randy Goodson                          --                    --                 656,500/9,750                $550,550/$6,825
Simon G. Malk                             --                    --                 353,500/5,250                $296,450/$3,675


                            COMPENSATION OF DIRECTORS

           In 2002, each Director received a retainer of $12,000 for serving on the Board of Directors. Mr. Considine and Dr. Lobatz were each also paid a $20,000 fee for serving as the special committee of the Board of Directors appointed in connection with the Company's acquisition of CDS Holding Corporation. In addition, under the terms of the 1999 Stock Incentive Plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of Stockholders of the Company is held each year. The purchase price of the shares covered by such options is the fair market value of such shares on the date of grant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           At May 23, 2003, Joseph S. Steinberg, Chairman of the Board of the Company, and Ian M. Cumming, a director of the Company, together with their respective family members (excluding trusts for the benefit of Mr. Steinberg's children) beneficially owned approximately 8.8% and 9.5%, respectively, of the Company's outstanding Common Stock, before consideration of the Common Stock owned by Leucadia. Mr. Steinberg is also President and a director of Leucadia and Mr. Cumming is Chairman of the Board of Leucadia. At May 23, 2003, Leucadia beneficially owned approximately 30.3% of the Company's outstanding Common Stock. At May 23, 2003 Mr. Steinberg and Mr. Cumming beneficially owned (together with their respective family members but excluding trusts for the benefit of Mr. Steinberg's children) approximately 15.4% and 16.6%, respectively, of Leucadia's outstanding common shares. In addition to their ownership of the Company's Common Stock (directly and through family members), as a result of their beneficial ownership of Leucadia common shares, Messrs. Cumming and Steinberg each may be deemed to be the beneficial owner of the shares of the Company's Common Stock beneficially owned by Leucadia.

           Prior to joining the Company as Vice Presidents in 2000, R. Randy Goodson and Simon G. Malk were principals of Accretive Investments, LLC, a real estate consulting firm. In June 2002, Otay Land Company, LLC ("Otay Land Company"), a subsidiary of the Company which is more fully discussed below, paid Accretive Investments a commission of $116,000 for consulting services provided to Otay Land Company by Accretive Investments prior to Messrs. Goodson & Malk joining the Company.

           Set forth below is information concerning agreements or relationships between the Company and Leucadia and its subsidiaries.

ACQUISITION OF CDS HOLDING CORPORATION

           On October 21, 2002, the Company purchased from Leucadia all of the issued and outstanding shares of capital stock of CDS Holding Corporation ("CDS"), which through its majority-owned subsidiaries is the owner of the San Elijo Hills project. The $25,000,000 purchase price consisted of $1,000,000 in cash and 24,742,268 shares of the Company's Common Stock, representing approximately 30.3% of the Company's outstanding shares. The acquisition of CDS was reviewed by a special committee of the Board of Directors consisting of Mr. Considine and Dr. Lobatz, who recommended that the Board of Directors approve the acquisition, after which the Board of Directors unanimously approved the acquisition.

           The San Elijo Hills project, a master-planned community located in the City of San Marcos in San Diego County, California, will be a community of approximately 3,400 homes and apartments as well as commercial properties that are expected to be completed during the course of this decade. Since August 1998, the Company has been the development manager for this project, with responsibility for the overall management of the project, including, among other things, preserving existing entitlements and obtaining any additional entitlements required for the project, arranging financing for the project, coordinating marketing and sales activity, and acting as the construction manager. The development management agreement provided that the Company would receive development management fees for the field overhead, management and marketing services it provides, based on the revenues of the project. Prior to the acquisition of CDS, in 2002 the Company received approximately $1,600,000 of development management fees from the San Elijo Hills project. In addition, the Company had the right to receive a substantial portion of CDS's share of the project's net cash flow through the success fee arrangement. No success fee had been paid prior to the Company's acquisition of CDS. After the acquisition of CDS, since the Company was both an indirect owner of the San Elijo Hills project and the holder of the rights to the success fee, the development management agreement was amended to eliminate the success fee provisions.

           Pursuant to an agreement with CDS and its subsidiaries, Leucadia has historically provided project improvement bonds which were required prior to the commencement of any project development. This agreement was not affected by the Company's acquisition of CDS, and Leucadia will continue to obtain these bonds on behalf of the project.

LOAN AGREEMENTS

           As of October 9, 2002, the Company's outstanding secured promissory note originally issued to a Leucadia subsidiary in 1995 in the principal amount of $20,000,000 was amended and restated. As amended and restated, the note has a maturity date of December 31, 2007 and bears interest at 6% per year through 2004, 9% in 2005, 10% in 2006 and 11% in 2007. In 2002, the Company paid
Leucadia $250,000 in connection with these amendments and approximately $1,588,000 in interest. As of March 31, 2003, the Company owed $26,462,000 in principal amount under the note to Leucadia.

           In March 2001, the Company entered into a $3,000,000 line of credit agreement with Leucadia. Under the line of credit, the Company agreed to pay a commitment fee of .375% per year, payable quarterly, on the unused balance of the line of credit. Loans outstanding under this line of credit bear interest at 10% per year; in 2002, the Company paid $87,000 in interest and commitment fees. Effective March 1, 2002, this agreement was amended to extend the maturity to February 28, 2007, although Leucadia had the right to terminate the line of credit on an annual basis. As of October 9, 2002, the line of credit was amended and restated to increase the amount available to $10,000,000 and to eliminate Leucadia's ability to terminate the line of credit prior to maturity, unless the Company is in default. As of May 23, 2003, no amounts were outstanding under this facility.

OTAY LAND COMPANY, LLC

           In October 1998, the Company and Leucadia formed Otay Land Company to purchase approximately 4,850 non-adjoining acres of land located within the larger 22,900 acre Otay Ranch master-planned community south of San Diego, California. Otay Land Company acquired this land for $19,500,000. Through December 31, 2002, the Company contributed $12,100,000 as capital and Leucadia contributed $10,000,000 as a preferred capital interest; the Company is the managing member of Otay Land Company. Net income from this investment is first paid to Leucadia until Leucadia receives an annual cumulative preferred return of 12% on, and repayment of, its preferred investment. Any remaining funds are to be paid to the Company. In 2002, Otay Land Company paid Leucadia $2,524,000 under this agreement. In April 2003, the Company paid Leucadia approximately $12,900,000 in full satisfaction of Leucadia's preferred capital interest in Otay Land Company.

ADMINISTRATIVE SERVICES AGREEMENT

           Since 1995, administrative services and, prior to November 2000, certain managerial support services, have been provided to the Company by Leucadia. Under the current administrative services agreement, which extends through December 31, 2003, Leucadia provides services to the Company for a monthly fee of $10,000. Pursuant to this agreement, Leucadia provides the services of Ms. Corinne A. Maki, the Company's Treasurer and Secretary, in addition to various administrative functions. Ms. Maki is an officer of subsidiaries of Leucadia. The cost of services provided by Leucadia during 2002 aggregated $120,000.

OFFICE SPACE

           The Company rents office space for its corporate headquarters and furnishings from a subsidiary of CDS. Prior to the Company's acquisition of CDS from Leucadia in 2002, the Company paid the CDS subsidiary an aggregate of $197,000 in rent during 2002. As a result of its acquisition of CDS, the Company now receives monthly rental fees from Leucadia for an amount equal to Leucadia's pro rata share of the Company's cost for such space and furniture. Effective January 2003, the monthly rental fee is $5,500.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS*

           The Board of Directors does not have a compensation or option committee. The President of the Company, in consultation with certain directors, determines the compensation to be paid to the executive officers of the Company who are Company employees, while the Board of Directors awards stock options.

           The Company's compensation package for executive officers consists of three basic elements: (1) base salary; (2) annual bonus compensation; and (3) long-term incentives in the form of stock options granted pursuant to the 1999 Stock Incentive Plan. Other elements of compensation include medical and life insurance benefits available to employees generally.

           These elements of compensation serve different purposes. Salary and bonus payments are designed mainly to reward current and past performance,


------------------
* The disclosure contained in this section of this Proxy Statement is not incorporated by reference into any filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement) without specific reference to the incorporation of this section of this Proxy Statement.

while stock options are designed to provide strong incentive for superior long-term future performance and are directly linked to Stockholders' interests because the value of the awards will increase or decrease based upon the future price of the Company's Common Stock.

           A number of factors are considered in establishing compensation for executive officers. An executive officer's responsibilities, as well as the services rendered by the executive officer to the Company are considered in determining compensation levels. Neither base compensation nor bonus compensation is based on any specific formula.

           The Board of Directors believes that awarding stock options under the 1999 Stock Incentive Plan will provide a strong incentive for long-term future performance. By means of the 1999 Stock Incentive Plan, the Company seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. From time to time, stock options may be awarded which, under the terms of the 1999 Stock Incentive Plan, permit the executive officer or other employee to purchase shares of Common Stock at not less than the fair market value of the shares of Common Stock at the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of the Company's Common Stock and, therefore, Stockholder value, during the period of the option. In certain circumstances, options having an exercise price below the fair market value of the Common Stock on the date of grant may be issued (although none have been granted to date). Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing one year after the date of grant. The number of stock options awarded to an executive officer is generally not based on any specific formula, but rather on a subjective assessment of the executive's performance and the Company's performance. In addition, under the terms of the 1999 Stock Incentive Plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of Stockholders of the Company is held each year. In July 2002, pursuant to this automatic grant, Paul J. Borden was granted options to purchase 1,000 shares of Common Stock at an exercise price of $.95 per share, which become exercisable at the rate of 25% per year, commencing one year after the date of grant.

           On May 21, 2003, the Board of Directors approved an amendment to the 1999 Stock Incentive Plan, subject to approval of the Stockholders, to increase to 200,000 the number of shares of Common Stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the Reverse/Forward Stock Split to be considered by Stockholders at the Meeting is effected. The Board of Directors also approved and adopted, subject to implementation of the Reverse/Forward Stock Split, an equitable adjustment to the number of shares and exercise price under outstanding stock options and rights. The amendment to the 1999 Stock Incentive Plan did not amend or adjust the automatic annual grant of Non-Qualified Options of 1,000 Shares to each of the Directors provided for in the Plan. For additional information with respect to the proposed amended and restated 1999 Stock Option Plan, see "Summary of the Amended and Restated 1999 Stock Option plan" in this Proxy Statement.

           Under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company would not be able to deduct compensation to its executive officers whose compensation is required to be disclosed in the Company's Proxy Statement for such year in excess of $1 million per year unless such compensation was within the definition of "performance-based compensation" or meets certain other criteria. To qualify as "performance-based compensation," in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria. The Board of Directors believes that, while it is in the best interest of the Company to retain maximum flexibility in its compensation programs to enable it to appropriately reward, retain and attract the executive talent necessary to the Company's success, the Board of Directors does not currently anticipate that it will pay compensation in amounts that would not be deductible under Section 162(m). However, the Board of Directors recognizes that in appropriate circumstances that could develop in the future, compensation that is not deductible under Section 162(m) may be warranted and could be paid in the Board of Directors' discretion.

           Compensation of the Chief Executive Officer. Mr. Borden's annual salary was $210,000 beginning in 2001 and was increased to $214,189 beginning in 2002. Mr. Borden's 2002 performance bonus was $231,426. Of this amount, $225,000 was determined by the Board of Director's (without Mr. Borden's participation) based on its subjective evaluation of Mr. Borden's contribution to the Company in view of the Company's performance in 2002; the balance of the bonus was a year-end bonus based on a percentage of salary, paid to all employees.

           The foregoing report is submitted by Patrick D. Bienvenue, Paul J. Borden, Timothy M. Considine, Ian M. Cumming, Michael A. Lobatz and Joseph S. Steinberg.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, Directors and greater than 10% beneficial Stockholders, the Company believes that during the year ended December 31, 2002, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

STOCKHOLDER RETURN PERFORMANCE GRAPH**

           Set forth below is a graph comparing the cumulative total Stockholder return on Common Stock against cumulative total return of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the Standard & Poor's Homebuilding-500 Index (the "S&P Homebuilding Index") for the period commencing December 31, 1997 to December 31, 2002. Index data was furnished by Standard & Poor's Compustat Services, Inc.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF THE COMPANY, S&P 500 INDEX AND S&P HOMEBUILDING INDEX

           The following graph assumes that $100 was invested on December 31, 1997 in each of the Common Stock, the S&P 500 Index and the S&P Homebuilding Index and that all dividends were reinvested.


                                                    INDEXED RETURNS
                                    BASE              YEARS ENDING
                                   PERIOD
  COMPANY / INDEX                  DEC97              DEC98          DEC99         DEC00          DEC01         DEC02
  --------------------------------------------------------------------------------------------------------------------
  THE COMPANY                       100              200.00        1400.00       1350.40        1445.72       2206.63
  S&P 500 INDEX                     100              128.58         155.63        141.46         124.65         97.10
  S&P 500 HOMEBUILDING              100              121.99          82.30        129.11         164.88        163.94



---------------------
** The disclosure contained in this section of the Proxy Statement is not incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement).

                            AUDIT COMMITTEE REPORT

           The following is the report of the Company's Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002.

REVIEW WITH MANAGEMENT

           The Audit Committee reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

           The Audit Committee discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

           The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

CONCLUSION

           Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that its audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

           Timothy M. Considine
           Michael A. Lobatz

           The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.


                        INDEPENDENT ACCOUNTING FIRM FEES

           For the fiscal year ended December 31, 2002, the Company's independent accounting firm, PricewaterhouseCoopers LLP, billed the Company $66,000 for audit fees. There were no other fees billed for the year 2002.

                              INDEPENDENT AUDITORS

           The Company has been advised that representatives of PricewaterhouseCoopers LLP, the Company's independent auditors for 2002, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

              PROPOSAL TO AMEND THE AMENDED RESTATED CERTIFICATE OF
            INCORPORATION TO EFFECT THE REVERSE/FORWARD STOCK SPLIT

SUMMARY

           The Board of Directors has authorized, and recommends for your approval, a reverse 1-for-250 stock split followed immediately by a forward 25-for-1 stock split of the Common Stock.

           This transaction is comprised of a reverse stock split (the "Reverse Split") pursuant to which each 250 shares of Common Stock registered in the name of a Stockholder at the effective time of the Reverse Split will be converted into one share of Common Stock, followed immediately by a forward stock split (the "Forward Split") pursuant to which each share of Common Stock outstanding upon consummation of the Reverse Split will be converted into twenty-five shares of Common Stock. As permitted under Delaware law, shares of Common Stock that would be converted into less than one share in the Reverse Split will instead be converted into the right to receive a cash payment as described below (we refer to the Reverse Split, the Forward Split and these cash payments, collectively, as the "Reverse/Forward Stock Split").

           The Board of Directors expects to implement the transaction as promptly as practicable after Stockholder approval is received; however, the Board reserves the right to abandon the Reverse/Forward Stock Split even if Stockholder approval is received if it determines that doing so would be in the best interests of the Company.

           For all of the reasons discussed in detail in the paragraphs below, the Board of Directors believes that the Company may benefit from conducting the Reverse/Forward Stock Split. In brief, the Company believes that the Reverse/Forward Stock Split will:

          o reduce the administrative costs associated with the smallest accounts and provide a cost effective method for Stockholders to dispose of small numbers of shares; and

          o    may improve the marketability and liquidity of the Common Stock;

           If approved by Stockholders, the amendment to the Amended Restated Certificate of Incorporation to effect the Reverse/Forward Stock Split will become effective on a date following the filing of the necessary amendments to the Amended Restated Certificate of Incorporation with the Secretary of State of the State of Delaware determined by the Board of Directors (the "Effective Date"). The form of proposed amendment to the Amended Restated Certificate of Incorporation necessary to effect the Reverse/Forward Stock Split is attached to this Proxy Statement as Exhibit 1.


REASONS FOR THE REVERSE/FORWARD STOCK SPLIT

           The Board of Directors recommends that Stockholders approve the Reverse/Forward Stock Split for the following reasons. These reasons are described in greater detail under "Purpose of the Reverse/Forward Stock Split" in this Proxy Statement.

              Issue                                      Solution
-------------------------------------     --------------------------------------

The Company has a large number of          The Reverse/Forward Stock Split will
Stockholders that own relatively few       reduce the number of Stockholders
shares. Specifically, based on             owning under 250 shares of Common
current estimates, of the Company's        Stock and result in cost savings for
approximately 22,100 Stockholders,         the Company.
including those who hold in "street
name," approximately 14,700 held
fewer than 250 shares of Common
Stock. It is currently estimated
that continuing to maintain accounts
for these Stockholders, including
costs associated with Stockholder
mailings, will cost the Company
approximately $130,000 per year.


In many cases it is prohibitively           The Reverse/Forward Stock Split
expensive for Stockholders with             cashes out Stockholders owning under
fewer than 250 shares to sell their         250 shares of Common Stock without
shares on the open market.                  transaction costs such as brokerage
                                            fees. However, if these Stockholders
                                            do not want to cash out their
                                            holdings of Common Stock, they may
                                            purchase additional shares on the
                                            open market to increase the number
                                            of shares of Common Stock in their
                                            account to 250, or, if applicable,
                                            consolidate/transfer their accounts
                                            into an account with at least 250
                                            shares of Common Stock.


The Common Stock currently does not         The Reverse/Forward Stock Split will
meet the relevant NASDAQ initial            increase the likelihood (without,
listing requirements because, among         however, any guaranty) that the
other things, the Common Stock's            trading price of the Common Stock
trading price has not maintained a          will be maintained at a minimum bid
minimum bid price of at least $5.00         price of at least $5.00 for 90
for 90 consecutive trading days.            consecutive trading days, thereby
                                            satisfying one of NASDAQ's initial
                                            listing requirements. However, this
                                            minimum bid price is only one of
                                            many listing criteria. If the
                                            pricing requirement for listing is
                                            met, the Company would review all
                                            other relevant listing criteria,
                                            including requirements relating to
                                            corporate governance matters that
                                            are in effect or currently are
                                            proposed and would consider whether
                                            it would be appropriate to seek to
                                            list the Common Stock in the NASDAQ
                                            interdealer quotation system.
                                            However, there can be no assurance
                                            that even if the minimum pricing
                                            requirements were met that the
                                            Company would seek to list the
                                            Common Stock or if applied for,
                                            whether such listing would be
                                            approved.


STRUCTURE OF THE REVERSE/FORWARD STOCK SPLIT

           The Reverse/Forward Stock Split includes both a reverse stock split and a forward stock split of the Common Stock. If the Reverse/Forward Stock Split transaction is approved by Stockholders, the Reverse Split is expected to occur at 6:00 p.m. on the Effective Date and the Forward Split is expected to occur at 6:01 p.m. on the Effective Date. Upon consummation of the Reverse Split, each registered Stockholder on the Effective Date will receive one share of Common Stock for every 250 shares of Common Stock held in his or her account at that time. Any registered Stockholder who holds fewer than 250 shares of

Common Stock in his or her account immediately prior to the Reverse Split (also referred to as a "Cashed-Out Stockholder") will receive a cash payment instead of fractional shares and will not participate in the Forward Split. Immediately following the Reverse Split, each Stockholder who is not a Cashed-Out Stockholder (also referred to as a "Continuing Stockholder") will receive 25 shares of Common Stock in the Forward Split for each share of Common Stock held immediately following the Reverse Split and will receive cash for any fractional share resulting following the Forward Split. These cash payments will be determined and paid as described under "Determination of Cash-Out Price" in this Proxy Statement.

           We intend for the Reverse/Forward Stock Split to treat Stockholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as Stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse/Forward Stock Split for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as "Cashed-Out Stockholders."

PURPOSE OF THE REVERSE/FORWARD STOCK SPLIT

           Reducing the administrative cost associated with the smallest accounts and providing a cost effective method for Stockholders to dispose of small numbers of shares

           As of May 23, 2003, the Company has a Stockholder base of approximately 22,100 Stockholders (including those whose stock is held in "street name"). As a result of the Company's 1995 emergence from chapter 11 proceedings (in which pre-chapter 11 Stockholders received shares in the Company) coupled with the distribution in October 1999 of Common Stock by Leucadia, many of the Company's Stockholders have small holdings of Common Stock. As of May 23, 2003, approximately [14,700] Stockholders, (including those whose stock is held in "street name") owned fewer than 250 shares. At that time, these Stockholders represented approximately [66.5]% of the total number of holders of Common Stock, but these accounts represented less than [1.5]% of the total number of outstanding shares of Common Stock.

           The Company expects to benefit from cost savings as a result of the Reverse/Forward Stock Split. The cost of administering each registered Stockholder's account is the same regardless of the number of shares held in that account. Therefore, the Company's costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved. In 2003, we believe each Stockholder will cost the Company approximately $8.90 for transfer agent and other administrative fees as well as printing and postage costs to mail proxy materials and other Stockholder communications. We expect that these costs will only increase over time.

           Moreover, the Reverse/Forward Stock Split will provide Stockholders with fewer than 250 shares of Common Stock with a cost-effective way to cash out their investments, because the Company will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Stock Split. Otherwise, Stockholders with small holdings would likely incur brokerage fees which could be disproportionately high relative to the market value of their shares if they wanted to sell their stock. The Reverse/Forward Stock Split will eliminate these disproportionate brokerage for Stockholders with small holdings.

           In light of these disproportionate costs, the Board of Directors believes that it is in the best interests of the Company and its Stockholders to eliminate the administrative burden and costs associated with Stockholders owning under 250 shares of Common Stock. We expect that we will reduce the total cost of administering Stockholder accounts by approximately $130,000 per year if we complete the Reverse/Forward Stock Split.

           In addition, the Company may in the future pursue alternative methods of reducing its Stockholder base, whether or not the Reverse/Forward Stock Split is approved and implemented, including odd-lot tender offers and programs to facilitate sales by Stockholders of odd-lot holdings. However, there can be no assurance that the Company will decide to pursue any such transaction.

            Improving the marketability and liquidity of the Common Stock

           The Company's Common Stock is currently only traded over the counter with activity in the stock reflected nationally on the OTCBB and not on an exchange or in a national securities quotation system. The Company believes that this may have a negative impact on the liquidity and price of the Common Stock and may make it more difficult for investors to purchase or dispose of, or obtain accurate quotations as to the market value of, the Common Stock. The Company would like to have the option to consider listing the Common Stock in a national securities quotation system such as NASDAQ. However, one requirement under NASDAQ's relevant initial listing criteria is that a company's common stock must maintain a minimum bid price of at least $5.00 for 90 consecutive trading days before listing. During 2002, the bid prices of the Company's Common Stock as reported on the OTCBB ranged from $0.80 to $1.65. On May 23, 2003, the bid price of the Common Stock was [$1.95]. The Company believes that the Reverse/Forward Stock Split, which has the net effect of a 10-for-1 reverse stock split, should result in an increased market price of the Common Stock and thereby make it possible to satisfy the minimum bid price initial listing criteria for NASDAQ. However, this minimum bid price is only one of many listing criteria. If the pricing requirement for listing is met, the Company would review all other relevant listing criteria, including requirements relating to corporate governance matters that are in effect or currently are proposed and would consider whether it would be appropriate to seek to list the Common Stock in the NASDAQ interdealer quotation system. However, there can be no assurance that even if the minimum pricing requirements were met that the Company would seek to list the Common Stock or if applied for, whether such listing would be approved.

           The Company also believes that, because brokerage commissions on low-priced stock may represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of the Common Stock can result in individual Stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher.

EFFECT OF THE REVERSE/FORWARD STOCK SPLIT ON THE COMPANY'S STOCKHOLDERS

           Registered Stockholders with Fewer than 250 Shares of Common Stock:

           If we complete the Reverse/Forward Stock Split and you are a Cashed-Out Stockholder (i.e., a Stockholder holding fewer than 250 shares of Common Stock immediately prior to the Reverse Split), all of your shares of Common Stock will be converted into a right to receive cash (see "Cash-Out of Fractional Shares of Both Cashed-Out Stockholders and Continuing Stockholders").

           Registered Stockholders with 250 or More Shares of Common Stock:

           If we complete the Reverse/Forward Stock Split and you are Stockholder with 250 or more shares of Common Stock as of 6:00 p.m. on the Effective Date, we will first reclassify your shares into the number of shares you held immediately prior to the Reverse Split divided by 250. One minute after the Reverse Split, at 6:01 p.m., we will reclassify your shares in the Forward Split into 25 times the number of shares you held after the Reverse Split and before the Forward Split. As a result, you will hold one share of Common Stock immediately after the Reverse/Forward Stock Split for every 10 shares you hold immediately before the Reverse/Forward Stock Split. No fractional shares of Common Stock will be issued following the Forward Split and you will receive a cash payment in lieu of any fractional shares that you would otherwise be entitled to following the Forward Split (see "Cash-Out of Fractional Shares of Both Cashed-Out Stockholders and Continuing Stockholders").

           Cash-Out of Fractional Shares of Both Cashed-Out Stockholders and Continuing Stockholders

          o If you are a Cashed-Out Stockholder, you will not own fractional shares of stock as a result of the Reverse Split and will have no further interest in the Company after the Reverse Split. If you are a Continuing Stockholder with fractional shares, you will have no further interest in the Company with respect to your fractional shares. In either case, these cashed-out shares (the "Cashed-Out Shares") will no longer entitle you to the right to vote as a Stockholder or to share in the Company's assets, earnings, or profits or in any dividends paid after the Reverse Split. In other words, you will no longer hold your Cashed-Out Shares and you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive payment for your Cashed-Out Shares.

          o Instead of owning fractional shares, you will receive a cash payment in respect of your fractional shares. See "Determination of Cash-Out Price" in this Proxy Statement.

          o You will not have to pay any service charges or brokerage commissions to receive a cash payment for your Cashed-Out Shares pursuant to the Reverse/Forward Stock Split.

          o As soon as practicable after the time we effect the Reverse/Forward Stock Split, you will receive a payment for the Cashed-Out Shares you held immediately prior to the Reverse Split in accordance with the procedures described below.

     o    If You Hold Shares in Street Name:

          o If you hold your shares in street name through a nominee, you do not need to take any action to receive your cash payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

     o    If You Hold Certificated Shares:

          o If you have a stock certificate representing your shares, you will receive a transmittal letter as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) to the Company's transfer agent, American Stock Transfer and Trust Company, for your cash payment (and new stock certificates, if you are a Continuing Stockholder). You will not receive your cash payment (and new stock certificates, if you are a Continuing Stockholder) until you surrender your outstanding certificate(s) to American Stock Transfer and Trust Company together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. For further information, see "Stock Certificates" in this Proxy Statement.

          o All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.

          o You will not receive any interest on payments owed to you as a result of the Reverse/Forward Stock Split.

NOTE FOR STOCKHOLDERS WHO CURRENTLY OWN FEWER THAN 250 SHARES OF COMMON STOCK AND WANT TO AVOID BECOMING CASHED-OUT STOCKHOLDERS: You may avoid having all of you shares of Common Stock cashed out after the Reverse Split by taking either of the following actions far enough in advance so that it is completed before the Effective Date: (i) purchase a sufficient number of shares of Common Stock on the open market so that you hold a certificate for at least 250 shares of Common Stock or at least 250 shares of Common Stock in your brokerage account prior to the Reverse Split; or (ii) if applicable, consolidate your accounts so that you hold at least 250 shares of Common Stock in one account prior to the Reverse Split.

NOTE FOR STOCKHOLDERS WHO CURRENTLY OWN AT LEAST 250 SHARES OF COMMON STOCK AND WANT TO AVOID HAVING FRACTIONAL SHARES CASHED OUT: You may avoid having your fractional shares of Common Stock cashed out after the Reverse/Forward Stock Split by taking either of the following actions far enough in advance so that it is completed before the Effective Date: (i) purchase or sell (without having your ownership drop below 250 shares of Common Stock) a sufficient number of shares of Common Stock on the open market so that you hold an exact multiple of 10 shares (but at least 250 shares) of Common Stock pursuant to a stock certificate or in your brokerage account prior to the Reverse Split; or (ii) if applicable, consolidate your record holdings or brokerage accounts so that you hold an exact multiple of 10 shares of Common Stock in each of your accounts prior to the Reverse Split.

           If the Reverse/Forward Stock Split is approved by the Stockholders, the Company currently intends to implement the Reverse/Forward Stock Split as soon as practicable after such approval is obtained. Accordingly, if you own fewer than 250 shares of Common Stock or if you own 250 or more shares but do not own a number of shares that is an exact multiple of 10 shares and want to be assured that you will not have shares cashed out, you should consider taking the actions described in the preceding paragraphs prior to the date of the Meeting. However, the Company reserves the right to abandon the Reverse/Forward Stock Split even if Stockholder approval is received.

           Exchange of Stock Certificates

           After the Effective Date, (i) each stock certificate representing shares of the Company's Common Stock held by Cashed-Out Stockholders would be deemed to represent the right to receive cash in respect of your Cashed-Out Shares as described in this Proxy Statement, and (ii) each stock certificate of the Company's Common Stock held by Continuing Stockholders would be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse/Forward Stock Split and the right to receive cash in respect of your Cashed-Out Shares, if any, as described in this Proxy Statement.

           As soon as practicable after the Effective Date of the Reverse/Forward Stock Split, Stockholders would be notified as to the effectiveness of the Reverse/Forward Stock Split and instructed as to how and when to surrender their stock certificates. The Company intends to use American Stock Transfer and Trust Company as the Company's exchange and transfer agent in effecting the exchange of certificates following the effectiveness of the Reverse/Forward Stock Split.

           As described above, all Stockholders in the Reverse/Forward Stock Split with stock certificates will receive a letter of transmittal after the Reverse/Forward Stock Split is completed. All Stockholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to our transfer agent before they can receive a cash payment or new stock certificates (and a cash payment, if applicable). If you do not return your old stock certificate with a completed and executed letter of transmittal, your old stock certificate will be deemed to represent the right to receive cash for your fractional interest (if you are a Cashed-Out Stockholder) or the right to receive the reduced number of shares you will hold as a result of the Reverse/Forward Stock Split, and cash if applicable, if you are a Continuing Stockholder.

           PLEASE DO NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM TO OUR EXCHANGE AND TRANSFER AGENT ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR EXCHANGE AND TRANSFER AGENT. A LETTER OF TRANSMITTAL WILL BE MAILED TO YOU SOON AFTER THE REVERSE/FORWARD STOCK SPLIT BECOMES EFFECTIVE.

Stockholder Before Completion of the         Net Effect After Completion of the
   Reverse/Forward Stock Split                  Reverse/Forward Stock Split
   ---------------------------                  ---------------------------

Registered Stockholders holding             All shares will be converted into
fewer than 250 shares of Common             the right to receive cash as
Stock.                                      described in this Proxy Statement.

Registered Stockholders holding 250         Each 10 shares of Common Stock owned
or more shares of Common Stock.             prior to the Reverse/Forward Stock
                                            Split will be converted into 1 share
                                            after the Reverse/Forward Stock
                                            Split. Fractional interests
                                            resulting following the Forward
                                            Split will be converted into the
                                            right to receive cash as described
                                            in this Proxy Statement.

Stockholders holding Common Stock in        The Company intends for the
street name through a nominee (such         Reverse/Forward Stock Split to treat
as a bank or broker).                       Stockholders holding Common Stock in
                                            street name through a nominee (such
                                            as a bank or broker) in the same
                                            manner as Stockholders whose shares
                                            are registered in their names.
                                            Nominees will be instructed to
                                            effect the Reverse/Forward Stock
                                            Split for their beneficial holders.


The Reverse/Forward Stock Split can also be illustrated by the following examples:


      Hypothetical Scenario                              Result
      ---------------------                              ------

Mr. Smith is a registered                   Instead of receiving a fractional
Stockholder who holds 60 shares of          share of Common Stock immediately
Common Stock in his record account          after the Reverse Split, Mr. Smith's
prior to the Reverse/Forward Stock          shares will be converted into the
Split.                                      right to receive cash. If the
                                            procedure described below under
                                            "Determination of Cash-Out Price"
                                            resulted in a hypothetical pre-split
                                            cash-out price of $2.00 per share,
                                            Mr. Smith would receive $120 ($2.00
                                            x 60 shares = $120).

                                            Note: If Mr. Smith wants to continue
                                            his investment in the Company, he
                                            can, prior to the Effective Date,
                                            buy at least 190 more shares and
                                            hold them in his account. Mr. Smith
                                            would have to act far enough in
                                            advance of the Reverse/Forward Stock
                                            Split so that the purchase is
                                            completed and the additional shares
                                            are issued in his name and reflected
                                            in his record account by the close
                                            of business (eastern time) on the
                                            Effective Date.

Ms. Jones has two separate record           As described above, Ms. Jones will
accounts. As of the Effective Date,         receive cash payments equal to the
she holds 156 shares of Common Stock        cash-out price of her Common Stock
in one account and 155 shares of            in each record account instead of
Common Stock in the other. All of           receiving fractional shares
her shares are registered in her            immediately after the Reverse Split.
name only.                                  Assuming a hypothetical cash-out
                                            price of $2.00 per share, Ms. Jones
                                            would receive two checks totaling
                                            $622 (156 x $2.00 = $312; 155 x
                                            $2.00 = $310; $312 + $310 = $622).

                                            Note: If Ms. Jones wants to continue
                                            her investment in the Company, she
                                            can consolidate or transfer her two
                                            record accounts prior to the
                                            Effective Date into a record account
                                            with at least 250 shares of Common
                                            Stock. Alternatively, she can buy at
                                            least 94 more shares for the first
                                            account and 95 more shares for the
                                            second account, and hold them in her
                                            account. She would have to act far
                                            enough in advance of the
                                            Reverse/Forward Stock Split so that
                                            the consolidation or the purchase is
                                            completed by the close of business
                                            (eastern time) on the Effective
                                            Date.

Mr. Cooper holds 315 shares of              After the Reverse/Forward Stock
Common Stock as of the Effective            Split, Mr. Cooper will hold 31
Date.                                       shares of Common Stock and will
                                            receive a cash payment equal to the
                                            hypothetical pre-split share
                                            cash-out price per share of $2.00
                                            per share for 5 shares instead of
                                            receiving 0.5 fractional shares.
                                            Assuming a hypothetical cash-out
                                            price of $2.00 per share, Mr. Cooper
                                            would receive a check totaling $10
                                            (5 x $2.00 = $10).

Mr. Harris holds 60 shares of Common        The Company intends for the
Stock in a brokerage account as of          Reverse/Forward Stock Split to treat
the Effective Date.                         Stockholders holding Common Stock in
                                            street name through a nominee (such
                                            as a bank or broker) in the same
                                            manner as Stockholders whose shares
                                            are registered in their names.
                                            Nominees will be instructed to
                                            effect the Reverse/Forward Stock
                                            Split for their beneficial holders.


           Holders of Options:

           If the Reverse/Forward Stock Split is implemented, outstanding and unexercised options would be automatically converted into an economically equivalent option to purchase shares of our Common Stock after the Reverse/Forward Stock Split by decreasing the number of shares underlying the option and increasing the exercise price appropriately. In addition, the number of shares of Common Stock that remain available for issuance under the 1999 Stock Incentive Plan would be reduced accordingly. However, Stockholders should note that an amendment to the 1999 Stock Incentive Plan to increase to 200,000 the number of shares of Common Stock that would be available under the Plan, to permit the issuance of these shares pursuant to stock options, restricted stock or stock appreciation rights if the Reverse/Forward Stock Split is effected, is being submitted for Stockholder approval at the Meeting (see "Proposal to Approve an Amendment to the 1999 Stock Incentive Plan" in this Proxy Statement).

           Determination of Cash-Out Price

           In order to avoid the expense and inconvenience of issuing fractional shares to (i) Stockholders who hold less than one share of Common Stock after the Reverse Split, and (ii) Stockholders who would be entitled to fractional shares after the Reverse/Forward Stock Split, the Company will arrange for the sale of these fractional shares. If Stockholders approve the Reverse/Forward Stock Split at the Meeting and the Reverse/Forward Stock Split is completed, the

Board of Directors will arrange for the Company's transfer agent, American Stock Transfer and Trust Company, to act as an exchange agent on behalf of the Cashed-Out Stockholders and other Stockholders entitled to fractional shares after the Reverse/Forward Stock Split. The exchange agent will, as soon as practicable after the Effective Date, aggregate and sell these fractional shares of Common Stock at the then prevailing prices on the open market. Sales will be executed in round lots to the extent practicable. The Company expects that the exchange agent will conduct the sale in an orderly fashion at a reasonable pace and that it will take a period of time to sell all of the aggregated fractional shares of Common Stock. If the exchange agent attempts to sell these shares too quickly, it could hurt the sales price for the shares. There can be no assurance as to the sales price that the exchange agent will receive for the aggregated fractional shares or the length of time it will take the exchange agent to complete the sale.

           After completing the sale of all of the aggregated fractional shares, the exchange agent will make a cash payment (without interest) equal to the proportionate interest in the net proceeds from the sale of the aggregated fractional shares for each Cashed-Out Stockholder, and each Continuing Stockholder entitled to fractional shares after the Reverse/Forward Stock Split,. The Company will pay all of the commissions and other out-of-pocket transaction costs in connection with the sale. Until the proceeds of the sale have been distributed, the exchange agent will hold the proceeds in trust for each Cashed-Out Stockholder and each Continuing Stockholder entitled to fractional shares after the Reverse/Forward Stock Split. As soon as practicable after the determination of the amount of cash to be paid in place of fractional shares, the exchange agent will pay the cash to each Cashed-Out Stockholder, and each Continuing Stockholder entitled to fractional shares after the Reverse/Forward Stock Split, as described in "Effect of the Reverse/Forward Stock Split on the Company's Stockholders" in this Proxy Statement.

EFFECT OF THE REVERSE/FORWARD STOCK SPLIT ON THE COMPANY

           Continued Exchange Act Reporting and Securities Exchange Listing

           The Common Stock is currently registered under Section 12(g) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse/Forward Stock Split would not affect the registration of the Common Stock under the Exchange Act. After the Reverse/Forward Stock Split, the Common Stock will continue to be reported on the OTCBB under the Symbol "HFDC."

           The Company also may consider listing the Common Stock in a national securities quotation system such as NASDAQ if the Common Stock's price meets the initial listing requirement that it maintain a minimum bid price on the OTCBB of at least $5.00 for 90 consecutive trading days. However, this minimum bid price is only one of many listing criteria. If the pricing requirement for listing is met, the Company would review all other relevant listing criteria, including requirements relating to corporate governance matters that are in effect or currently are proposed and consider whether it would be appropriate to seek to list the Common Stock in the NASDAQ interdealer quotation system. However, there can be no assurance that even if the minimum pricing requirements were met that the Company would seek to list the Common Stock or if applied for, whether such listing would be approved.

           Authorized and Issued Common Stock

           The number of authorized shares of Common Stock will be reduced to 1/10th of its current number as a result of the Reverse/Forward Stock Split. The par value of the Common Stock will remain at $.01 per share after the Reverse/Forward Stock Split. As a result, after effectiveness of the Reverse/Forward Stock Split, there will be authorized for issuance 25,000,000 shares of Common Stock, par value $.01 per share.

           On May 23, 2003, there were [81,550,844] shares of Common Stock issued and outstanding. Following the Reverse/Forward Stock Split, we estimate that the number of issued and outstanding shares of Common Stock will be approximately [8,155,084] after giving effect to the effective 1-for-10 net reverse split. Thus, approximately [16,844,916] shares of Common Stock will remain authorized but unissued.

           Expenses

           The following is an estimate of expenses incurred or to be incurred by the Company in connection with the Reverse/Forward Stock Split:

                Legal Fees                                              $40,000
                Mailing                                                  30,000
                Printing, administrative and miscellaneous               80,000
                expenses
                           Total                                       $150,000

           The Company has paid, or will be responsible for paying, all of these expenses with its working capital.

           Potential Anti-Takeover Effect:

           The Reverse/Forward Stock Split proposal is not being proposed in response to any effort to accumulate shares of the Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board of Directors and Stockholders a series of amendments to the Amended Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. Because the Company will not be repurchasing any fractional shares, the Reverse/Forward Stock Split is not expected to have any material effect on the percentage ownership of Common Stock held by Leucadia, Mr. Steinberg or Mr. Cumming.

           Certain Federal Income Tax Consequences

           We have summarized below certain federal income tax consequences to the Company and its Stockholders resulting from the Reverse/Forward Stock Split. This summary is based on U.S. federal income tax law existing as of the date of this Proxy Statement, and such tax laws may change, even retroactively. This summary does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. Many Stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other Stockholders may also be subject to special tax rules, including but not limited to: Stockholders who received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or Stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets under the Internal Revenue Code. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

           We believe that the Reverse/Forward Stock Split will be treated as a "recapitalization" for federal income tax purposes. As such, and as described below, the Reverse/Forward Stock Split will not result in any gain or loss for federal income tax purposes except in connection with your receipt of cash in lieu of fractional shares. Any gain or loss recognized will be treated as capital gain or loss, as the case may be, for federal income tax purposes, long-term if you will have held your Common Stock for the requisite long-term holding period.

           Federal Income Tax Consequences to Stockholders who Receive No Cash in the Reverse/Forward Stock Split: If you (1) continue to hold Common Stock immediately after the Reverse/Forward Stock Split, and (2) receive no cash as a result of the Reverse/Forward Stock Split, you will not recognize any gain or loss in the Reverse/Forward Stock Split and the aggregate adjusted tax basis and holding period in your Common Stock held after the Reverse/Forward Stock Split will be the same as the aggregate adjusted tax basis and holding period in your Common Stock exchanged therefor.

           Federal Income Tax Consequences to Cashed-Out Stockholders Who Receive Cash in the Reverse/Forward Stock Split: If you receive cash as a result of the Reverse/Forward Stock Split, you will recognize capital gain or loss in an amount equal to the difference between the cash you receive in the Reverse/Forward Stock Split and your aggregate adjusted tax basis in the shares of Common Stock cashed out.

           a. Stockholders who Exchange all of their Common Stock for Cash as a Result of the Reverse/Forward Stock Split: If you (1) receive cash as a result of the Reverse/Forward Stock Split, and (2) do not continue to hold any Common Stock immediately after the Reverse/Forward Stock Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive and your aggregate adjusted tax basis in such stock.

           b. Stockholders who Receive Cash and Continue to Hold Common Stock Immediately after the Reverse/Forward Stock Split: If you receive cash as a result of the Reverse/Forward Stock Split and you continue to hold Common Stock immediately after the Reverse/Forward Stock Split, you generally will recognize gain or loss equal to the difference between the cash you receive for your cashed-out fractional shares and your adjusted tax basis in such fractional shares. The adjusted tax basis in the fractional shares will be an appropriate portion of the adjusted basis you had in your Common Stock exchanged in the Reverse/Forward Stock Split. The adjusted tax basis in your remaining Common Stock held after the Reverse/Forward Stock Split will be equal to your aggregate adjusted tax basis in your Common Stock exchanged therefor less the portion of such aggregate basis allocated to your cashed-out fractional shares. The holding period in your Common Stock held after the Reverse/Forward Stock Split will include your holding period in your Common Stock exchanged therefor.

           You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Reverse/Forward Stock Split, in light of your specific circumstances.

APPRAISAL RIGHTS

           Stockholders do not have appraisal rights under Delaware state law or under the Amended Restated Certificate of Incorporation or By-laws in connection with the Reverse/Forward Stock Split. With respect to fractional shares, under Delaware state law the Company may either arrange for their sale or pay cash for their fair value; the Company has elected to arrange for the sale of all such shares (see "Determination of Cash-Out Price" in this Proxy Statement).

REGULATORY REQUIREMENTS

           The Company does not believe that the Reverse/Forward Stock Split will require the approval of any government agency. The Reverse/Forward Stock Split will not affect the Company's periodic reporting requirements with the Securities and Exchange Commission, nor has the Board of Directors recommended the Reverse/Forward Stock Split as the first step in a going private transaction.

CERTAIN RISK FACTORS ASSOCIATED WITH THE REVERSE/FORWARD STOCK SPLIT

           There can be no assurance that the total market capitalization of Common Stock (the aggregate value of all Common Stock at the then market price) after the Reverse/Forward Stock Split will be equal to or greater than the total market capitalization of the Common Stock before the Reverse/Forward Stock Split.

           While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the trading liquidity of Common Stock after the Reverse/Forward Stock Split will improve compared with the liquidity of the Common Stock prior to the Reverse/Forward Stock Split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse/Forward Stock Split.

           If the market price of the Common Stock declines following the Reverse/Forward Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse/Forward Stock Split. The market price of the Common Stock will, however, be based on the Company's performance and other factors, which are unrelated to the number of shares outstanding.

           The Reverse/Forward Stock Split will result in some Stockholders owning odd lots (blocks of shares not evenly divisible by 100) of Common Stock after the Reverse/Forward Stock Split. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. Consequently, transaction costs may increase for Stockholders who hold odd lots after the Reverse/Forward Stock Split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors believes that it is advisable and in the best interests of the Company and its Stockholders to amend the Amended Restated Certificate of Incorporation to effect the Reverse/Forward Stock Split. The Board of Directors, therefore, recommends a vote FOR the proposal to amend the Amended Restated Certificate of Incorporation to effect the Reverse/Forward Stock Split. However, we reserve the right to abandon the Reverse/Forward Stock Split without further action by our Stockholders at any time before the filing of the necessary amendment to the Amended Restated Certificate of Incorporation with the Delaware Secretary of State if we determine that doing so would be in the best interests of the Company.

              PROPOSAL TO AMEND THE AMENDED RESTATED CERTIFICATE OF INCORPORATION TO CREATE A CLASS OF PREFERRED STOCK, OF WHICH 3,000,000
                           SHARES WILL BE AUTHORIZED

SUMMARY

           The Company's authorized capital stock currently consists entirely of 250,000,000 shares of Common Stock, par value $.01 per share. The Board of Directors has approved an amendment to the Amended Restated Certificate of Incorporation authorizing the issuance of up to 3,000,000 shares of preferred stock, no par value, with such preferences, limitation and relative rights as shall be set forth in any resolution providing for the issuance thereof adopted by the Board of Directors. If Stockholder approval is received, this amendment to the Amended Restated Certificate of Incorporation will be implemented regardless of whether the Reverse/Forward Stock Split is implemented. The full text of the proposed amendment is included in Exhibit 1 to this Proxy Statement.

           This proposed amendment authorizes the Company to issue up to 3,000,000 shares of preferred stock, in such series, and containing such preferences, limitations and relative rights, as shall be determined by the Board of Directors, without further Stockholder approval.

           The Board of Directors believes that it is in the best interests of the Company to have the flexibility to issue preferred stock on such terms and conditions determined to be prudent at a future date if such issuance is determined to be appropriate by the Board of Directors. Opportunities may arise in the future, such as properties, development opportunities or businesses becoming available for acquisition or favorable market conditions existing for the sale of a particular type of preferred stock, that would require prompt action. Having preferred stock available for issuance by the Company eliminates the delay and expense of seeking Stockholder approval at the time of the issuance of such stock. Preferred stock would also provide the Company with the flexibility necessary for possible future financing transactions, acquisitions, employee benefit plans, and other corporate purposes. Preferred stock is particularly useful since the Board of Directors will be able to choose the exact terms of the class or series of preferred stock at the time of issuance to respond to investor preferences, developments in types of preferred stock, market conditions, as well as the nature of the specific transaction, without requiring additional Stockholder approval. Preferred stock would also allow the Company to offer equity that is potentially far less dilutive of the relative equity value of the holders of Common Stock than would be the case if additional shares of Common Stock were issued, and preferred stock can be subject to redemption, which also limits dilution.

           The existence of the Company's preferred stock would not, by itself, have any effect on the rights of holders of the Common Stock. However, the issuance of one or more series of preferred stock in the future could affect the holders of the Common Stock in a number of respects, including the following:
(i) the issuance of preferred stock may subordinate the Common Stock to the preferred stock in terms of dividend and liquidation rights, since preferred stock typically entitles its holder to satisfaction in full of specified dividend and liquidation rights before any payment of dividends or distribution of assets on liquidation is made on Common Stock; (ii) if voting or conversion rights are granted to the holders of preferred stock, the voting power of the Common Stock will be diluted; and (iii) the issuance of preferred stock may result in a dilution of earnings per share of the present Common Stock.

           The Company has no present plan or intention to issue any shares of preferred stock. Although the issuance of preferred stock in certain circumstances may be seen as having an anti-takeover effect, inasmuch as it could dilute voting rights of the outstanding Common Stock or could make it more difficult for a change in control not approved by the Board of Directors, the existing restriction in the Company's Amended Restated Certificate of Incorporation prohibiting any person from becoming a "Five-Percent Stockholder," as that term is defined in the Amended Restated Certificate of Incorporation, without the consent of the Board of Directors already operates to limit the ability of any person or entity to gain control of the Company without the consent of the Board of Directors. In addition, the existence of significant holdings by Leucadia (30.3%), Ian M. Cumming (9.5%) and Joseph S. Steinberg (8.8%) also could operate to make it more difficult for a non-consentual change in control to occur.

           If the Board of Directors determines to issue preferred stock in the future, no further action or authorization by Stockholders would be necessary prior to the issuance of such shares of preferred stock, unless such authorization is otherwise required by applicable law or regulations.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR the proposal to amend the Amended Restated Certificate of Incorporation to create a class of preferred stock, of which 3,000,000 shares will be authorized.

          PROPOSAL TO APPROVE AN AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN TO INCREASE TO 200,000 THE NUMBER OF SHARES OF COMMON STOCK THAT WOULD BE AVAILABLE UNDER THE PLAN FOR ISSUANCE PURSUANT TO STOCK OPTIONS, RESTRICTED STOCK OR STOCK APPRECIATION RIGHTS IF THE PROPOSED REVERSE/FORWARD STOCK SPLIT IS EFFECTED

SUMMARY

The Board of Directors has authorized and recommends for your approval, an amendment to the 1999 Stock Incentive Plan to increase to 200,000 the number of shares of Common Stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the Reverse/Forward Stock Split is effected (the "Plan Amendment").

BACKGROUND AND PURPOSE

The 1999 Stock Incentive Plan currently authorizes the issuance of options and the grant of restricted stock awards representing up to 1,000,000 shares of Common Stock to the Company's non-employee directors, certain other non-employees and employees. 552,000 shares of Common Stock remain available under the Plan as of December 31, 2002, and no further issuance of restricted stock is currently authorized under the Plan. If the Reverse/Forward Stock Split is approved by Stockholders and implemented, without further action, only 55,200 shares would be available for issuance under the Plan, which permits issuances of options through October 24, 2009. The Board of Directors believes that having only 55,200 shares available for issuance under the Plan for the next six years will not provide a sufficient number of shares to retain, motivate and attract the best available personnel for the successful conduct of our business. Consequently, the Board approved and adopted, subject to Stockholders approval, and subject to implementation of the Reverse/Forward Stock Split, the proposed amendment. Implementation of the Reverse/Forward Stock Split will result in an equitable adjustment to the number of shares and exercise price under outstanding stock options and rights, but will not amend or adjust the automatic annual grant of Non-Qualified Options of 1,000 shares of Common Stock to each of the Directors following each Annual Meeting of Stockholders during the remaining six years of the Plan.

           The Board of Directors has approved, subject to Stockholder approval, the increase to 200,000 of the number of shares of Common Stock that would be available under the Plan, if the Reverse/Forward Stock Split is effected, for issuance pursuant to stock options, restricted stock or stock appreciation rights.

           In the event that the Reverse/Forward Stock Split is not approved by the Stockholders or, if approved, not implemented by the Board of Directors for any reason, this amendment to the Plan will not become effective and the number of shares of Common Stock authorized for issuance under the Plan will remain at 1,000,000 shares.

SUMMARY OF THE AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

           Set forth below is a summary of the principal terms and provisions of the Amended and Restated 1999 Stock Incentive Plan, (the "Amended Plan") after giving effect to (i) the Reverse Forward Stock Split, (ii) the equitable adjustment of shares that may be issued under the Plan and the number and kind of shares subject to outstanding options and rights under the Plan, and (iii) the amendments to increase to 200,000 the number of shares of Common Stock that would be available under the Plan if the Reverse/Forward Stock Split is effected for issuance pursuant to stock options, restricted stock or stock appreciation rights. This summary is not intended to be a complete description of the terms of the Amended Plan, and is qualified in its entirety by the terms of the Amended Plan itself. A copy of the Amended Plan is attached hereto as Annex A. A copy of the existing 1999 Stock Incentive Plan will be furnished to any Stockholder upon written request to the Company at 1903 Wright Place, Suite 220, Carlsbad, California 92008, Attention: Corinne A. Maki.

           For purposes of the following discussion, all references to numbers of shares of Common Stock have been adjusted to give effect to the Reverse/Forward Stock Split.

           The Amended Plan is intended to afford Directors of the Company and certain officers and key employees of the Company, as well as certain officers and key employees of any subsidiary, parent, or affiliated corporation of the Company who are responsible for the continued growth of the Company (collectively, "Eligible Persons"), an opportunity to acquire a proprietary interest in the Company, thereby creating in such persons an increased interest in and a greater concern for the welfare of the Company. Under the Amended Plan, an affiliated corporation includes any entity providing managerial, administrative, consulting or advisory services to the Company, or any parent corporation or subsidiary corporation of such entity. Only those employees of an affiliated corporation who provide or have provided services to the Company will be considered eligible to receive grants under the Amended Plan.

           Two types of options ("Options") may be granted pursuant to the Amended Plan: those intended to qualify as incentive stock options ("Incentive Options") within the meaning of Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code") and those not intended to satisfy the requirements for Incentive Options ("Non-Qualified Options"). See "Federal Income Tax Consequences" below. Stock appreciation rights ("Rights") may be granted alone or in conjunction with or in the alternative to Options. Prior to the Plan Amendment, no more than 25,000 shares of Common Stock were authorized for issuance as "Restricted Stock" to Directors of the Company and other Eligible Persons to reward such individuals for their past service to the Company during the period from the Company's chapter 11 bankruptcy reorganization to the date of grant, and as an incentive to future service to the Company. Subject to the overall limitations on the issuance of shares of Common Stock under the Amended Plan, the Amended Plan no longer restricts the number of shares of Common Stock that may be awarded as Restricted Stock Options or Rights.

           The Amended Plan covers an aggregate of 244,800 shares of Common Stock (of which 200,000 are currently available for issuance) (collectively, the "Shares"). It provides for the issuance of such shares pursuant to stock options, restricted stock or stock appreciation rights (subject in each case to adjustment in the event of stock dividends, stock splits and other contingencies). Options may be granted during the period from October 25, 1999 through October 24, 2009. The Shares with respect to which Options, Rights or Restricted Stock may be granted may be made available from either authorized and unissued shares or treasury shares. The initial effective date of the 1999 Stock Incentive Plan was October 25, 1999.

           The Amended Plan will continue to be administered by the Board of Directors or a committee of the Board (the "Committee") which has the authority, in its discretion and subject to the express provisions of the Amended Plan (including the provisions regarding automatic grants of Options to Directors of the Company), to determine, among other things, the persons to receive Options, Rights or Restricted Stock, the date of grant of such Options, Rights or Restricted Stock, the number of Shares covered by each grant, the purchase price of each Share subject to any Options or Rights, and the terms and provisions of the respective Options, Rights or Restricted Stock (which need not be identical). In determining the persons to whom Options, Rights or Restricted Stock are to be granted under the Amended Plan, the Committee considers the grantee's length of service, the amount of such grantee's earnings and such grantee's responsibilities and duties. The Company receives no monetary consideration for the granting of Options, Rights or Restricted Stock under the Amended Plan.

           Incentive Options may be granted only to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. Non-Qualified Options and Rights may be granted to officers and key employees of the Company, as well as officers and key employees of any subsidiary, parent or affiliated corporation of the Company. Non-Qualified Options may be granted to the Directors of the Company. The aggregate number of Shares with respect to which Options, Rights and/or, Restricted Stock may be granted under the Amended Plan to any one grantee in any one taxable year is 30,000. As described below, the Amended Plan provides for an automatic annual grant of Non-Qualified Options covering 1,000 Shares to Directors beginning on the date of the Annual Meeting of Stockholders of the Company held in 2000. In addition, in 2000, under the 1999 Stock Incentive Plan, each Director was granted 10,000 Shares of Restricted Stock. Directors are also eligible to receive additional grants of Options, Rights, and/or, Restricted Stock under the Amended Plan if they provide services to the Company in addition to their service as a member of the Board of Directors.

           Any Option granted under the Amended Plan may be exercised upon such terms and conditions as may be determined by the Committee, except that (i) no Incentive Option may be exercisable more than ten years after the date on which it is granted, and (ii) at the time of grant, the purchase price of Shares issuable upon exercise of an Incentive Option granted pursuant to the Amended Plan may not be less than 100% of the fair market value of such Shares on the date the Incentive Option is granted, as determined by the Committee in accordance with the Amended Plan. The Committee may set the purchase price of Shares issuable upon exercise of a Non-Qualified Option (or a Right issued in conjunction or in the alternative to such Option) at any price including a price that is less than the fair market value of such Shares on the date of grant of such Non-Qualified Option or Right. The Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the Amended Plan. In the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto. The Committee may prescribe additional terms and conditions to Options and/or Rights, subject to the provisions and limitations contained in the Amended Plan.

           Commencing with the Annual Meeting of Stockholders of the Company held in 2000, each Director of the Company automatically is granted a Non-Qualified Option to purchase 1,000 Shares in such person's capacity as a Director (a "Director Participant") each year on the date on which the Annual Meeting of Stockholders of the Company is held (taking account of any adjournments thereof). The purchase price of the Shares covered by the Non-Qualified Options issued to Director Participants is the fair market value of the Shares at the date of the grant. Non-Qualified Options granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, such Non-Qualified Option is exercisable for a period ending five years from the date of grant of such Non-Qualified Option, subject to limitations or restrictions pursuant to the terms of the Amended Plan.

           The Amended Plan permits, in certain circumstances, the exercise of Options and Rights for a limited period following termination of employment due to death, retirement, disability or dismissal other than for cause.

           Options or Rights granted under the Amended Plan are non-transferable, except by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children, grandchildren, or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

           Shares of Restricted Stock will be subject to forfeiture upon the termination of the grantee's service to the Company for any reason other than death or disability, according to the following schedule:

                Termination Prior To                       Percentage Forfeited
                --------------------                       --------------------
          First anniversary of award date                          100%
          Second anniversary of award date                         50%
          Third anniversary of award date                          25%


           The Committee will have the ability to waive such forfeiture in its discretion. During the period when Restricted Stock is subject to forfeiture (the "Restricted Period"), the grantee will not be permitted to sell, transfer, pledge or assign the Restricted Stock. Stock certificates for Restricted Stock shall be issued upon the grant of the Restricted Stock and registered under the name of the grantee, but will be appropriately legended and returned to the Company by the grantee pending termination of the Restricted Period, together with a stock power executed in blank. The grantee will be entitled to vote shares of Restricted Stock and will be entitled to all dividends paid on such shares of Restricted Stock. However, any dividends paid in Common Stock will be subject to the restrictions applicable to the relevant Restricted Stock.

           Restricted Stock is also subject to such other restrictions as the Committee determined at the time of grant.

           It is intended that the cash proceeds to be received by the Company from the exercise of an Option pursuant to the Amended Plan will be used by the Company for general corporate purposes.

           The Amended Plan may be amended from time to time by the Board of Directors, provided that no amendment will be made without the approval of the Stockholders that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the Amended Plan or the maximum number of Shares with respect to which Options, Rights and/or Restricted Stock may be granted under the Amended Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split), or alter the class of eligible participants. The Board of Directors may at any time suspend or terminate the Amended Plan, provided that rights and obligations under any Option, Right or Restricted Stock granted while the Amended Plan is in effect may not be altered or impaired by suspension, termination or amendment of the Amended Plan, except upon the consent of the person to whom the Option, Right or Restricted Stock was granted.

           In the event of any change in the outstanding Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to the Stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Amended Plan, the Committee shall adjust, in an equitable manner, the number and kind of Shares that may be issued under the Amended Plan, the number and kind of Shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Common Shares and other value determinations applicable to outstanding Options and Rights.

           In the event of an "Extraordinary Event" with respect to the Company (including a change in control of the Company, a sale of all or substantially all of the assets of the Company, certain mergers or like business combinations, and any other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of securities convertible into Shares), as described in the Amended Plan, all then outstanding Options and Rights that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable and all shares of Restricted Stock still subject to forfeiture will become free of such restrictions. The Committee, in its sole discretion, may determine that, upon the occurrence of an Extraordinary Event, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and such holder will receive, with respect to each Share subject to such Option or Right, cash (or other property) in an amount not less than the excess (which may be zero) of the fair market value of such Share (as determined in accordance with the Amended Plan) over the exercise price per Share of such Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six
(6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder. Notwithstanding the foregoing, any of the events described above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company shall not constitute an Extraordinary Event with respect to the Company.

           The Amended Plan contains provisions to protect the Company's significant tax loss carryforwards and to prevent the imposition and limitations on the Company's ability to use such losses under Section 382 of the Code. If, as a result of the grant of an Option or Right, the grantee (or any person) would become an owner (taking into account the attribution and indirect ownership rules under Section 382 of the Code) of 5% or more of the Company's "stock" (a "Five Percent Stockholder"), such grant shall only be effective to acquire the number of Shares (or, in the case of a Right, Shares and/or cash) of the Company as could be acquired without causing such person to become a Five Percent Stockholder. If the exercise of an Option or Right would cause the grantee (or any person) to become a Five Percent Stockholder as a result of the exercise of such Option or Right, such exercise shall be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that such grantee could acquire without causing such person to become a Five Percent Stockholder, and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of such amount shall be null and void. Also, if the grant and/or vesting (whether by lapse or termination of the Restricted Period or the filing of an election under Section 83(b) of the Code (as discussed below)) of Restricted Stock would cause any person (whether the grantee or any other person) to become a Five Percent Stockholder, such grant shall only be effective for the number of shares of Restricted Stock that such grantee can acquire without causing such person to become a Five Percent Stockholder, and any grant in excess of such amount shall be void. The above limitations do not prevent the grant, exercise and/or vesting of an Option, Right or Share of Restricted Stock to or by any person that is a Five Percent Stockholder, such as Messrs. Cumming and Steinberg, prior to the time of such grant, exercise and/or vesting.

           Also, in order to protect the Company's significant tax loss carryforwards, the Shares issuable upon exercise of an Option or Right and Restricted Stock granted under the Amended Plan will be subject to certain transfer restrictions contained in the Company's Restated Certificate of Incorporation designed to regulate transfers to a person or group or persons who are or would become as a result of such transfer a Five Percent Stockholder. Transfers of Common Stock or other securities of the Company would generally be subject to such restrictions and may be restricted if, as a result of the transfer, any person or group of persons would become a Five Percent Stockholder or the ownership interest of any Five Percent Stockholder would be increased. The Board of Directors has the authority to exempt transfers from the operation of this restriction.

           Federal Income Tax Consequences

           Incentive Options.

           Incentive Options granted under the Amended Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

           Under the Code, the grantee of an Incentive Option generally is not required to recognize income for purposes of the regular income tax, upon the receipt or exercise of the Incentive Option. For purposes of computing any alternative minimum tax liability, an employee who exercises an Incentive Option generally would be required to increase his or her "alternative minimum taxable income" by an amount equal to the excess of the fair market value of a Share at the time the Option is exercised over the exercise price, and, for alternative minimum tax purposes, must compute his or her tax basis in the acquired Share as if such Share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any minimum tax liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

           If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the optionee holds the Shares received upon exercise for a period that exceeds the longer of two years from the date of grant or one year from the date of transfer pursuant to the exercise of such Option (the "applicable holding period"), the difference (if any) between the amount realized from the sale of such Shares and the holder's tax basis in the Shares will be taxed as long-term capital gain or loss (provided that such Shares were held by the optionee as a capital asset). If the holder is subject to the alternative minimum tax in the year of disposition, his or her tax basis in the Shares will be determined, for alternative minimum tax purposes, as described in the preceding paragraph. If, however, an optionee does not hold the Shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the optionee would realize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the Shares at the date the Incentive Option was exercised over the exercise price, and the balance, if any, of income would be long-term capital gain, provided the holding period for the Shares exceeded one year and the optionee held the Shares as a capital asset at such time. If the disqualifying disposition is a sale or exchange that would permit loss to be recognized under the Code (were a loss in fact to be realized), and the sale proceeds are less than the fair market value of the Shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

           A deduction will not be allowed to the Company (or any parent or subsidiary corporation of the Company) for federal income tax purposes with respect to the grant or exercise of an Incentive Option, or with respect to the disposition (assuming satisfaction of the applicable holding period) of Shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the Company (or its parent or subsidiary corporation if such corporation is the employer of the individual) in an amount equal to the ordinary income included by the optionee, provided that such amount constitutes an ordinary and necessary business expense to such corporation and is reasonable, and provided that the limitations of Sections 162(m) (as described below) and 280G of the Code (as described below) do not apply.

           Special rules apply to an employee who exercises an Incentive Option by delivering other shares of Common Stock owned by the individual, including Shares previously acquired pursuant to the exercise of an Incentive Option or a Non-Qualified Option.

           Non-Qualified Options and Stock Appreciation Rights.

           A Non-Qualified Option granted under the 1999 Incentive Stock Plan is one that is not intended to qualify as an incentive stock option under Section 422(b) of the Code. An individual who receives a Non-Qualified Option generally will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will be treated as having received ordinary income in an amount equal to the excess of (i) the fair market value of the Shares acquired pursuant to such exercise, determined at the time of exercise, over (ii) the exercise price for such Shares.

           An individual who receives a Right generally will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of Shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the Shares received. In certain cases, a Right may be deemed for federal income tax purposes to have been exercised prior to actual exercise.

           As a result of Section 16(b) of the Exchange Act, the timing of income recognition for a holder upon exercise of a Non-Qualified Option or Right may be deferred in the case of any optionee who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company following the exercise of a Non-Qualified Option or Right. Absent a properly filed election pursuant to Section 83(b) of the Code (a "Section 83(b) election"), recognition of income by the individual will be deferred (the "Deferral Period") until the expiration of the period, if any, during which such individual would be subject to suit under Section 16(b) with respect to the sale of the Shares acquired upon such exercise, in which case the individual's income will equal the excess of the fair market value of the Shares at such time over the exercise price. A holder's tax basis in any Shares received upon the exercise of an Option or Right will equal the amount of ordinary income included by such holder plus any amounts paid by such holder for such Shares. The holder's holding period will begin on the day the Option or Right is exercised.

           The ordinary income recognized in the case of an employee (as opposed to an independent contractor or consultant) as a result of the exercise of a Non-Qualified Option or Right under the Amended Plan will be subject to both wage withholding and employment taxes. Among the methods provided in the Amended Plan to enable the Company (its parent or subsidiary) to satisfy its withholding tax obligation, the Company may permit the employee to (i) direct the Company (or its parent or subsidiary) to satisfy all or a portion of the withholding obligation through the withholding of Shares from those that would otherwise be issuable to the individual, or (ii) tender to the Company (or its parent or subsidiary) other shares of Common Stock owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises, with which to satisfy the withholding obligation. A deduction for federal income tax purposes will be allowed to the Company (or its parent or subsidiary if the services were provided to such corporation) in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense to such corporation, and the limitations of Sections 162(m) and 280G of the Code do not apply.

           Special rules apply to an individual who exercises a Non-Qualified Option or Right by delivering other shares of Common Stock owned by the individual, including Shares previously acquired pursuant to the exercise of an Incentive Option or a Non-Qualified Option. Additionally, this discussion assumes that (i) the exercise price with respect to a Non-Qualified Option or Right does not represent a substantial discount from the fair market value, as of the date of grant, of the Shares subject to such Option or Right and (ii) that, except for those restrictions arising as a result of Section 16(b) of the Exchange Act, any Shares issued under the Option or Right are unrestricted.

           Restricted Stock.

           Assuming that a grant of Restricted Stock is subject only to those restrictions discussed above, absent a Section 83(b) election, an individual will recognize ordinary income for federal income tax purposes (and the Company, or its parent or subsidiary, will take any corresponding deduction to which it may be entitled) at the end of the Restricted Period for such shares (or, if later, at the end of the Deferral Period) in an amount equal to fair market value of the Restricted Stock (on such date). Alternatively, an individual may make a Section 83(b) election to recognize ordinary income at the time the Restricted Stock is transferred to the individual pursuant to the grant equal to the fair market value (determined without regard to the transferability and forfeiture restrictions) of the Restricted Stock as of the date of transfer. An individual's tax basis in any Restricted Stock will equal the amount of ordinary income included by such individual pursuant to such individual making a Section 83(b) election or, if no such election is made, at the end of the Restriction Period. An individual's holding period will begin on the day the individual makes a Section 83(b) election, or, if no such election is made, immediately after the Restriction Period ends.

           The ordinary income recognized by an employee with respect to the receipt of Restricted Stock will be subject to both wage withholding and other employment taxes. Among the methods provided in the Amended Plan to enable the Company (its parent or subsidiary) to satisfy its withholding tax obligation, the Company may permit the employee to tender to the Company (or its parent or subsidiary) other shares of Common Stock owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises, with which to satisfy the withholding obligation.

           The Company (or its parent or subsidiary if the services were provided to such corporation) will receive a federal income tax deduction in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable, and provided that the limitations of Sections 162(m) and 280G of the Code do not apply.

           The tax treatment of distributions, if any, received by an individual with respect to Restricted Stock prior to expiration of the Restricted Period will vary depending upon several factors including whether a Section 83(b) election is made and the form of the distribution. Depending upon the circumstances, the tax consequences of distributions received with respect to Restricted Stock will vary from being treated as taxable as ordinary income, a return of capital or a tax-free stock dividend. Whether, and when, the Company (or its parent or subsidiary) is entitled to a deduction with respect to any distributions paid with respect to Restricted Stock will depend upon the required tax treatment of the distribution by the recipient thereof.

           Gift Tax.

           If the Committee permits an individual to transfer a Non-Qualified Option to a member or members of the individual's immediate family or to a trust for the benefit of these persons or other entity owned by these persons and the individual makes such transfer and the transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including whether the Non-Qualified Option or a portion thereof has vested) then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the Non-Qualified Option at the time of the gift. If the transfer of the Non-Qualified Option constitutes a completed gift and the individual retains no interest or power over the Non-Qualified Option after the transfer, the Non-Qualified Option generally will not be included in his or her gross estate for federal income tax purposes. The transfer of the Non-Qualified Option will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the Non-Qualified Option while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the Non-Qualified Option. If the transferee exercises the Non-Qualified Option after the death of the transferor, it is uncertain whether the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

           Change in Control.

           As described above, upon an "Extraordinary Event" affecting the Company (as defined in the Amended Plan), all the then outstanding Options and Rights shall immediately become exercisable and all Shares of Restricted Stock still subject to restrictions will become free of the restrictions. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (which is generally defined to mean the recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be nondeductible to the Company (or its parent or subsidiary) and the recipient would be subject to a 20% excise tax on such portion of the payments.

           Certain Limitations on Deductibility of Executive Compensation.

           With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an Option or Right or grant of Restricted Stock). One of these exceptions applies to certain performance-based compensation that has, among other things, been approved by Stockholders in a separate vote. If the Company were to form a Committee that satisfies the requirements of Section 162(m) of the Code and Treasury Regulation 1.162-27(e)(3) to administer the Amended Plan, certain awards of Options and Rights under the Amended Plan may qualify for the performance-based compensation exception to Section 162(m) of the Code.
           Regulation

           The Amended Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR the proposal to amend the 1999 Stock Incentive Plan to increase to 200,000 the number of shares of Common Stock that would be available under the Plan for issuance pursuant to stock options, restricted stock or stock appreciation rights if the Reverse/Forward Stock Split is effected. In assessing the recommendation of the Board of Directors, Stockholders should consider that each of the Company's directors will continue to receive an automatic grant of options to purchase 1,000 shares of Common Stock immediately following each annual meeting of Stockholders under the 1999 Plan.

       PROPOSAL FOR THE RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

           The Board of Directors recommends that the Stockholders ratify the selection of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors to audit the accounts of the Company and its subsidiaries for 2002. PricewaterhouseCoopers LLP are currently independent auditors for the Company.

           The Board of Directors recommends a vote FOR this proposal.

                                  ANNUAL REPORT

           A copy of the Company's 2002 Annual Report to Stockholders on Form 10-K, as amended (the "Annual Report"), is being furnished to Stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to Stockholders upon payment of photocopying charges.

                            PROPOSALS BY STOCKHOLDERS

           Proposals that Stockholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2004 Annual Meeting of Stockholders must be received by the Company at 1903 Wright Place, Suite 220, Carlsbad, California 92008, Attention of Corinne A. Maki, Secretary, no later than February ___, 2004.

           Any such proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a Stockholder other than for inclusion in the Company's 2004 Proxy Statement and related form of proxy, timely notice of any such proposal must be received by the Company in accordance with the By-Laws and the rules and regulations of the Company no later than February ___, 2004. Any proxies solicited by the Board of Directors for the 2004 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

           IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY, WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. THE PROXY MAY BE REVOKED AT ANY TIME BY YOU BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.

                                      By Order of the Board of Directors.

                                      CORINNE A. MAKI
                                      Secretary

                                                                       EXHIBIT 1

[PROPOSED FORM OF CERTIFICATE OF AMENDMENT TO AMENDED RESTATED CERTIFICATE OF INCORPORATION OF HOMEFED CORPORATION TO EFFECT REVERSE/FORWARD STOCK SPLIT AND TO CREATE A CLASS OF PREFERRED STOCK]*

                         CERTIFICATE OF AMENDMENT OF THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               HOMEFED CORPORATION


            Under Section 242 of the Delaware General Corporation Law

Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, HOMEFED CORPORATION (the "Corporation") does hereby certify:

1. The name of the corporation is HOMEFED CORPORATION (the "Corporation").

2. The date of filing of the original Certificate of Incorporation of the Corporation with the Department of State of the State of Delaware was June 6, 1988.

3. The Restated Certificate of Incorporation of the Corporation is hereby amended as follows:


A. The first paragraph of Article 4 of the Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

           "Article 4:

           1. The total number of shares of stock that this corporation shall have authority to issue is [twenty-eight million 28,000,000, of which 25,000,000] shall be common stock, par value $.01 per share, and 3,000,000 shall be preferred stock, no par value, in each case with limited transferability as described in part B of this Article 4. The preferred stock shall have such voting powers, if any, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof, if any, as the Board of Directors shall, in the exercise of its business judgment, deem advisable. Issuance of authorized stock by this corporation shall be limited as described in part A of this Article 4.

           2. Subject to the provisions of applicable law or of the by-laws of this corporation with respect to the closing of the transfer books or the fixing of a record date for the determination of stockholders entitled to vote, and except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of preferred stock, the holders of outstanding shares of common stock shall exclusively possess the voting power for the election of directors and for all other purposes, each holder of record of shares of common stock being entitled to one vote for each share of common stock standing in his name on the books of this corporation."

B. Immediately prior to Article 5, the following Article 4A shall be inserted into the Restated Certificate of Incorporation of the Corporation:

           "Article 4A

          1. Effective 6:00 p.m., eastern time, on the effective date of the certificate of amendment adding this paragraph to this Restated Certificate of Incorporation (the "Reverse Split Effective Time"), every 250 shares of common stock, par value $.01 per share, of this corporation that is outstanding at the Reverse Split Effective Time shall be changed and reclassified into (the "Reverse Split") one share of common stock, par value $.01 per share, of this corporation, without any action on the part of the holder thereof,. Notwithstanding



                                      1-1
          the immediately preceding sentence, no fractional shares of common stock shall be issued to any holder of fewer than 250 shares of common stock immediately prior to the Reverse Split Effective Time, and in lieu thereof, upon due surrender of the certificates formerly representing such shares, the holder will receive cash in exchange for such shares.

          2. Effective 6:01 p.m., eastern time, on the effective date of the certificate of amendment adding this paragraph to this Restated Certificate of Incorporation (the "Forward Split Effective Time"), (i) each one share of common stock, par value $.01 per share, of this corporation that is outstanding (after giving effect to the Reverse Split at the Reverse Split Effective Time) at the Reverse Split Effective Time shall automatically be changed and reclassified into 25 shares of common stock, par value $.01 per share, of this corporation, and (ii) each fraction of a share of common stock, par value $.01 per share, of this corporation, that is outstanding (after giving effect to the Reverse Split at the Reverse Split Effective Time) shall be reclassified into such number of 25 shares of common stock, par value $.01 per share, of this corporation, as is proportionate to the fractional interest, in each case without any action on the part of the holder thereof (the "Forward Split"). Notwithstanding the immediately preceding sentence, no fractional shares of common stock shall be issued to any holder following the Forward Split, and in lieu thereof, upon due surrender of the certificates formerly representing such shares, the holder will receive cash in exchange for such shares."

C. In all other respects, the Restated Certificate of Incorporation (as previously amended) shall remain unchanged.

4. At a duly convened meeting of the Board of Directors of Corporation held on May 21, 2003, a resolution was duly adopted pursuant to Section 242 of the Delaware General Corporation Law setting forth the proposed amendment to the Restated Certificate of Incorporation and said amendment was approved by vote of a majority of all outstanding shares entitled to vote at the annual meeting of shareholders held on July ___, 2003 in accordance with Section 242 of the Delaware General Corporation Law.

5. This Certificate of Amendment of the Certificate of Incorporation of the Corporation will become effective at[ ] am on July__, 2003.

           IN WITNESS WHEREOF, this corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this ____ day of ____, 2003.



HOMEFED CORPORATION

By: ________________________________________
      Name:
      Title:



*To the extent that the amendment to either (i) to effect a Reverse/Forward Stock Split or (ii) to create a class of preferred stock, is not approved by Stockholders, this Certificate of Amendment will be modified as appropriate.



                                      1-2

                                                                         ANNEX A

[PROPOSED AMENDMENT TO 1999 STOCK INCENTIVE PLAN OF HOMEFED CORPORATION]













                               HOMEFED CORPORATION

                              AMENDED AND RESTATED

                            1999 STOCK INCENTIVE PLAN







                                OCTOBER 25, 1999

                               HOMEFED CORPORATION
                              AMENDED AND RESTATED
                            1999 STOCK INCENTIVE PLAN

I.         Purposes.......................................................................................................1

II.        Amount of Stock Subject to the Amended and Restated Plan.......................................................1

III.       Administration.................................................................................................2

IV.        Eligibility....................................................................................................5

V.         Option Price and Payment.......................................................................................6

VI.        Terms of Options and Limitations on the Right of Exercise......................................................7

VII.       Stock Appreciation Rights......................................................................................8

VIII.      Termination of Employment......................................................................................9

IX.        Exercise of Options...........................................................................................11

X.         Stock Option Grants to Director Participants..................................................................11

XI.        Director Participant's Exercise of Options....................................................................12

XII.       Director Participant's Termination............................................................................12

XIII.       Director Participant's Eligibility for Other Grants..........................................................13

XIV.       Termination of Service to the Company of an Affiliated Participant............................................13

XV.        Restricted Stock..............................................................................................15

XVI.       Use of Proceeds...............................................................................................16

XVII.      Non-Transferability of Options and Stock Appreciation Rights..................................................16

XVIII.     Adjustment Provisions; Effect of Certain Transactions.........................................................16

XIX.       Right to Terminate Employment.................................................................................18

XX.        Purchase for Investment.......................................................................................18

XXI.       Issuance of Stock Certificates; Legends; Payment of Expenses..................................................19

XXII.      Withholding Taxes.............................................................................................19

XXIII.     Listing of Shares and Related Matters.........................................................................20

XXIV.      Foreign Laws..................................................................................................21

XXV.       Amendment of the Amended and Restated Plan....................................................................21

XXVI.      Duration; Termination or Suspension of the Amended and Restated Plan..........................................21

XXVII.     Savings Provision..............................................................................................22

XXVIII.    Governing Law..................................................................................................22

XXIX.      Partial Invalidity............................................................................................ 22

XXX.       Amendment Effective Date.....................................................................................  22



                                                                         ANNEX A

                               HOMEFED CORPORATION

                              AMENDED AND RESTATED

                            1999 STOCK INCENTIVE PLAN

I.         PURPOSES

HomeFed Corporation (the "Company") desires to afford its directors and certain of its officers, key employees and certain officers and key employees of any subsidiary corporation, parent corporation or affiliated corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company (collectively "Eligible Persons") an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

The 1999 Stock Incentive Plan (the "1999 Plan") became effective on October 25, 1999. This Amended and Restated 1999 Stock Incentive Plan (the "Amended and Restated Plan") will on the Amendment Effective Date as defined in Article XXX, amend and restate the 1999 Plan, to among other things, (i) increase to 200,000 the number of shares of Company Common Stock, par value $.01 per share (the "Shares") that would be available for issuance under the Amended and Restated Plan, (ii) permit the issuance of such Shares as stock options ("Options"), stock appreciation rights ("Rights") and shares of the Company's stock ("Restricted Stock"), and (iii) equitably adjust the total number of shares issuable under the Amended and Restated Plan to reflect the effect of the reverse/forward stock split described in the Company's 2002 Proxy Statement (the "Reverse/Forward Stock Split"). The Options, Rights and Restricted Stock offered pursuant to the Amended and Restated Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of such persons. The Company will receive no monetary consideration for the grant of any Options and/or Rights or the issuance of any Restricted Stock.

The Company, by means of the Amended and Restated Plan, seeks to retain the services of persons now holding directorships and key positions and to secure and retain the services of persons capable of filling such positions. In addition, with respect to Restricted Stock granted during 2000 only, the Company intends to reward Eligible Persons for their past service to the Company during the period from the Company's Chapter 11 bankruptcy reorganization to the date of grant.

The Options granted under the Amended and Restated Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.        AMOUNT OF STOCK SUBJECT TO THE AMENDED AND RESTATED PLAN

The total number of Shares that may be purchased pursuant to the exercise of Options granted under the Amended and Restated Plan, acquired pursuant to the exercise of Rights granted under the Amended and Restated Plan or issued as Restricted Stock under the Amended and Restated Plan shall not exceed, in the aggregate, Two Hundred Forty-Four Thousand Eight Hundred (244,800) Shares, such number to be subject to adjustment in accordance with Article XVIII. Shares that are the subject of Rights and/or related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Amended and Restated Plan has been exceeded.

Shares which may be acquired under the Amended and Restated Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that

Options and/or Rights granted under the Amended and Restated Plan expire or terminate without having been exercised or shares of Restricted Stock awarded under the Amended and Restated Plan are forfeited, the Shares covered by such expired or terminated Options or Rights or such forfeited shares of Restricted Stock may again be subject to an Option, Right or share of Restricted Stock under the Amended and Restated Plan.

Except as provided in Articles IV, X through XIII, XXVI, and XXX hereof, the Committee (as defined in Article III) may, from time to time beginning on October 25, 1999 (the "Effective Date"), grant to certain officers and key employees and directors of the Company, or certain officers, key employees of any subsidiary corporation, parent corporation or affiliated corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options, Rights and/or shares of Restricted Stock under the terms hereinafter set forth.

Provisions of the Amended and Restated Plan that pertain to Options, Rights or Restricted Stock granted to an Eligible Person shall apply to Options, Rights, Restricted Stock or any combination thereof.

As used in the Amended and Restated Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively. As used in this Plan, the term "affiliated corporation" shall mean any entity providing managerial, administrative, consulting or advisory services to the Company, or any parent corporation or subsidiary corporation of such affiliated corporation.

III.       ADMINISTRATION

The Amended and Restated Plan will be administered by the Board of Directors of the Company or by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members that is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Board of Directors of the Company administers the Amended and Restated Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Amended and Restated Plan shall be deemed to mean a reference to the Board of Directors of the Company.

The Committee is authorized, subject to the provisions of the Amended and Restated Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Amended and Restated Plan and to make such determinations and interpretations and to take such action in connection with the Amended and Restated Plan and any benefits granted hereunder as it deems necessary or advisable. Subject to the express provisions of the Amended and Restated Plan, including, without limitation, Articles X through XIII hereof, the Committee also shall have authority to construe the Amended and Restated Plan and the Options, Rights or Restricted Stock granted thereunder, to amend the Options, Rights or Restricted Stock granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Amended and Restated Plan, to determine the terms and provisions of the Options, Rights and Restricted Stock (none of which need be identical) and to make all other determinations necessary or advisable for administering the Amended and Restated Plan.

The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree
(a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Amended and Restated Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Amended and Restated Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Amended and Restated Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Amended and Restated Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Amended and Restated Plan, as determined by the Committee.

IV.        ELIGIBILITY

Incentive Options may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Non-Qualified Options, Rights may be granted to officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation, provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Options or Rights under the Amended and Restated Plan. Non-Qualified Options may be granted to directors of the Company (including former officers or key employees), solely in their capacity as directors ("Director Participants"), but only pursuant to and in accordance with the provisions of Articles X through XIII hereof. Restricted Stock may be awarded to persons now serving as directors of the Company or employed as officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation, provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Restricted Stock under the Amended and Restated Plan.

The Amended and Restated Plan does not create a right in any person to participate in the Amended and Restated Plan, nor does it create a right in any person to have any Options, Rights or Restricted Stock granted to him or her.

The aggregate number of Shares with respect to which Options, Rights or shares of Restricted Stock may be granted under the Amended and Restated Plan to any grantee in any one taxable year is 30,000.

Notwithstanding any other provision of this Amended and Restated Plan, if the grant of an Option or Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of the grant of the Option or Right to the grantee, such grant shall only be effective to acquire the number of Shares (or, in the case of a Right, Shares and/or cash) of the Company as could be acquired without causing such person to become a "5 percent stockholder," and if the exercise of an Option or

Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company as a result of the exercise of such Option or Right, such exercise shall be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that such grantee can acquire without causing such person to become a "5 percent stockholder" and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of such amount shall be null and void. Furthermore, notwithstanding any other provision of this Plan, if the grant of (i) Restricted Stock, (ii) the lapse or termination of the Restricted Period and/or (iii) the filing by a grantee of an election under Section 83(b) of the Code with respect to such Restricted Stock (hereinafter (ii) and (iii) are referred to collectively as "vesting") would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of such grant and/or vesting of the Restricted Stock, such grant of Restricted Stock shall only be effective as to the number of shares of the Company as could be acquired without causing such person to become a "5 percent stockholder." Upon the (i) grant or exercise of an Option or Right or (ii) upon the grant or vesting of Restricted Stock, the Committee may, at the Committee's discretion, request that the grantee submit any appropriate certifications or affidavits to satisfy the Committee that such grant, exercise, and/or vesting will not cause any person to become a "5 percent stockholder" of the Company as a result of such grant, exercise, and/or vesting.

V.         OPTION PRICE AND PAYMENT

The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee may determine; provided, however, that the exercise price of an Incentive Option shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Shares on the date the Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Amended and Restated Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

Except as set forth in Article XVIII, for purposes of this Amended and Restated Plan and any Options, Rights and/or Restricted Stock awarded hereunder, Fair Market Value shall be the closing price of the Shares on the date of calculation (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, and if the Shares are not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares of the Company.

Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares, the Fair Market Value of the Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that
(i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option and (ii) payment for Shares with a promissory note is permissible under applicable law. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Amended and Restated Plan.

VI.        TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted. Notwithstanding anything herein to the contrary, Options may not be granted on or after October 25, 2009.

Each Option shall be subject to such additional terms and conditions as may from time to time be prescribed by the Committee (which terms and conditions may be subsequently waived by the Committee), subject to the limitations contained in the Amended and Restated Plan. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

Except to the extent otherwise provided under the Code, to the extent that the aggregate Fair Market Value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the Fair Market Value of stock is determined as of the time the Option is granted and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

In no event shall an Option granted hereunder be exercised for a fraction of a Share.

A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate in accordance with applicable law to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

VII.       STOCK APPRECIATION RIGHTS

In the discretion of the Committee, a Right may be granted (a) alone, (b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related

Option; provided, however, that a Right, by its terms, shall be exercisable only when the Fair Market Value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of the Fair Market Value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the Fair Market Value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Amended and Restated Plan.

A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V hereof.

VIII.      TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one
(1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Amended and Restated Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

For the purposes of the Amended and Restated Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless (a) such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation or (b) such exercise is otherwise authorized by the Committee. .

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company, or (iii) the transfer of an employee from employment by the Company or any subsidiary corporation or parent corporation of the Company to employment by any affiliated corporation, provided that such employee continues to provide services to the Company.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if ownership of 50% or more of such corporation ceases to be held by the Company or another subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and, subject to Article IV, such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty (30) day period following notice of such cancellation.

IX.        EXERCISE OF OPTIONS

Options granted under the Amended and Restated Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XX through XXIII hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.         STOCK OPTION GRANTS TO DIRECTOR PARTICIPANTS

Subject to the terms and conditions of Articles X through XIII hereof, commencing with the Annual Meeting of Stockholders of the Company held in 2000, each Director Participant shall automatically be granted a grant of Non-Qualified Option to purchase 1,000 Shares on the date on which the annual meeting of the Company's stockholders (including any adjournments thereof) is held in each year. The purchase price of the Shares covered by the Non-Qualified Options granted pursuant to this Article X shall be the Fair Market Value of such Shares on the date of grant.

XI.        DIRECTOR PARTICIPANT'S EXERCISE OF OPTIONS

A Non-Qualified Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, the Non-Qualified Option shall be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

If, in any year of the Non-Qualified Option, such Non-Qualified Option shall not be exercised for the total number of Shares available for purchase during that year, the Non-Qualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term "year of the Non-Qualified Option" shall mean a one (1) year period commencing with the date of, or the anniversary of the date of, the granting of such Non-Qualified Option.

XII.       DIRECTOR PARTICIPANT'S TERMINATION

If a Director Participant's service as a director of the Company is terminated, any Non-Qualified Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if a Director Participant holding an outstanding Non-Qualified Option dies, such Non-Qualified Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Director Participant's death, by such Director Participant's legatee, distributee, guardian or legal or personal representative; and

(b) if the service of a Director Participant to whom such Non-Qualified Option shall have been granted shall terminate by reason of (i) such Director Participant's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Non-Qualified Option as herein provided, such Director Participant shall have the right to exercise such Non-Qualified Option so granted in respect of any or all of such number of Shares subject to such Non-Qualified Option at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) one (1) year after the date of termination of service in the case of termination by reason of disability; and

(c) if the Director Participant shall die during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Non-Qualified Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Non-Qualified Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Non-Qualified Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Non-Qualified Option.

In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

XIII.       DIRECTOR PARTICIPANT'S ELIGIBILITY FOR OTHER GRANTS

Any Director Participant eligible to receive an Option pursuant to Article X hereof shall also be eligible to receive any other grant or award under any other Article of this Plan.

XIV.       TERMINATION OF SERVICE TO THE COMPANY OF AN AFFILIATED PARTICIPANT

If an Affiliated Participant's service to the Company is terminated, any Non-Qualified Option and/or Right previously granted to such Affiliated Participant, unless otherwise specified by the Committee, shall to the extent not theretofore exercised, terminate and become null and void; provided, however that:

(a) if the Affiliated Participant shall die while in the service of the Company, any parent corporation, subsidiary corporation or affiliated corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Affiliated Participant was entitled to exercise an Option or Right as herein provided, the legal representative of such Affiliated Participant, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the Affiliated Participant, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the service of any Affiliated Participant to whom such Option or Right shall have been granted shall terminate by reason of the Affiliated Participant's retirement (at such age or upon such conditions as shall be specified by his or her Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Affiliated Participant is entitled to exercise such Option or Right as herein provided, such Affiliated Participant shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an Affiliated Participant voluntarily terminates his or her service to the Company and all parent corporations, subsidiary corporations and affiliated corporations or such service is terminated for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any Affiliated Participant or former Affiliated Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Amended and Restated Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of an affiliated corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by such an affiliated corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an Affiliated Participant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (ii) the commission by an Affiliated Participant of an act of fraud in the performance of such Affiliated Participant's duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (iii) conviction of the Affiliated Participant for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company, or (iv) the continuing failure of an Affiliated Participant to perform the duties of such Affiliated Participant to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the Affiliated Participant by the Committee.

For purposes of the Amended and Restated Plan, an "Affiliated Participant" is a grantee who is neither an "employee" of the Company or any subsidiary corporation or parent corporation of the Company for purposes of the Amended and Restated Plan nor a director of the Company.

A termination of services shall not be deemed to have occurred by reason of the transfer of an Affiliated Person from employment by an affiliated company to employment by the Company or any subsidiary or parent corporation of the Company.

XV.        RESTRICTED STOCK

Subject to the express provisions of the Amended and Restated Plan, the Committee shall determine to whom Restricted Stock shall be granted, the number of Shares subject to each grant of Restricted Stock and the date of any grant of Restricted Stock.

Shares of Restricted Stock shall be forfeited and revert to the Company upon the grantee's termination of service to the Company determined in accordance with the provisions of Articles VIII, XII, and XIV of the Amended and Restated Plan shall for any reason other than death or permanent disability, according to the following schedule:

                      Termination Prior To                 Percentage Forfeited
                      --------------------                 --------------------
                First anniversary of award date                   100%
                Second anniversary of award date                   50%
                Third anniversary of award date                    25%

Shares of Restricted Stock shall not be forfeited as a result of the grantee's death or his or her termination of service to the Company by reason of permanent disability, as determined by the Committee. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. The Committee shall have the authority to waive forfeiture for any other reason in its discretion.

The period during which any Restricted Stock is subject to forfeiture is the "Restricted Period" with respect to such shares of Restricted Stock. During the Restricted Period, the grantee shall not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock. Stock certificates for Restricted Stock shall be issued upon grant of the Restricted Stock and registered in the name of the grantee, but shall be appropriately legended and returned to the Company by the grantee, together with a stock power, endorsed in blank by the grantee. The grantee shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon, except that dividends paid in the Company's stock shall also be subject to the same restrictions.

Restricted Stock shall become free of the foregoing restrictions upon the expiration of the Restricted Period (or otherwise in accordance with the terms of the Amended and Restated Plan) and the Company shall deliver new certificates with the restrictive legend deleted evidencing such stock.

Restricted Stock will also be subject to such other restrictions as the Committee shall determine at the time of the grant.

XVI.       USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XVII.      NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

XVIII. ADJUSTMENT PROVISIONS; EFFECT OF CERTAIN TRANSACTIONS

(a) If there shall be any change in the Shares of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Amended and Restated Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Amended and Restated Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights. Appropriate adjustments may also be made by the Committee in the terms of any Options and Rights under the Amended and Restated Plan to reflect such changes or distributions and to modify any other terms of outstanding Options and Rights on an equitable basis. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options and Rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Subject to the provisions of Article IV, but notwithstanding any other provision of this Plan, if there is an Extraordinary Event with respect to the Company, all then outstanding Options and Rights that have not vested or become exercisable at the time of such Extraordinary Event shall immediately vest and become exercisable and all restrictions on outstanding Restricted Stock shall immediately terminate. For purposes of this Article XVIII(b), an "Extraordinary Event" with respect to the Company shall be deemed to have occurred upon any of the following events:

           (i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or any successor rule or regulation) of Regulation 14A promulgated under the Exchange Act whether or not the Company is then subject to such reporting requirement; or

           (ii) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, a partial liquidation of the Company under Section 302(b)(4) of the Code or other extraordinary corporate contraction or distribution or other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of Company securities convertible into Shares; or

           (iii) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Article XVIII(b)(i) or (ii) above.

Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its stockholders and (B) any event listed in (i) through (iii) above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company, shall not constitute an Extraordinary Event with respect to the Company.

The Committee, in its discretion, may determine that, upon the occurrence of an Extraordinary Event with respect to the Company, each Option and Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and, subject to the provisions of Article IV, such holder shall receive with respect to each Share that is subject to an Option or a Right (assuming no exercise) an amount equal to the excess of the "fair market value" of such Share over the exercise price per share of such Option or Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction, if any) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of this provision, the "fair market value" of the Shares shall be determined by the Board of Directors in good faith and shall be not less than the Fair Market Value determined in accordance with Article V as of the date of the occurrence of the Extraordinary Event. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

XIX.       RIGHT TO TERMINATE EMPLOYMENT

The Amended and Restated Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation or affiliated corporation thereof to continue the employment or directorship of any holder of an Option, Right or Restricted Stock and it shall not impose any obligation on the part of any holder of an Option, Right or Restricted Stock to remain in the employ of the Company or of any subsidiary corporation or parent corporation or affiliated corporation thereof. Termination of service of a Director Participant shall be governed by the provisions of Article XII hereof and termination of service of an Affiliated Participant shall be governed by the provisions of Article XIV hereof.

XX.        PURCHASE FOR INVESTMENT

Except as hereinafter provided, the Committee may require the holder of any Option, Right or Restricted Stock granted hereunder, as a condition of exercise of such Option or Right or grant of Restricted Stock, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is acquiring the shares of Restricted Stock or purchasing or acquiring the Shares pursuant to any Option or Right for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any Shares acquired under the Amended and Restated Plan shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

Nothing herein shall be construed as requiring the Company to register Shares subject to any Option, Right or Restricted Stock under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option, Right or Restricted Stock on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XXI.       ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person. Any shares of Restricted Stock shall be issued in the name of the grantee and shall bear a legend indicating that it is subject to the restrictions contained in the Amended and Restated Plan, in addition to any other legends or instructions that the Committee shall deem appropriate.

The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Amended and Restated Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Amended and Restated Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Amended and Restated Plan.

The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares to the grantee, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XXII.      WITHHOLDING TAXES

All benefits granted pursuant to this Stock Incentive Plan shall be net of any amounts required to be withheld pursuant to any government withholding requirements. The Company may require a holder of a Right or Nonqualified Option granted hereunder who exercises the Right, or a holder of an Incentive Option who disposes of Shares acquired pursuant to the exercise of the Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. The Company may require an individual receiving a grant of Restricted Stock to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the grant or vesting of such Restricted Stock. In lieu any of the above, the Company (or its parent or subsidiary) shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation upon such terms and conditions as the Committee shall prescribe. The Company may, in its discretion, hold the stock certificate to which such individual is entitled upon the exercise of an Option or the grant or vesting of Restricted Stock as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company (or its parent or subsidiary) becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option or the grant or vesting of Restricted Stock (the "Tax Date"), except as set forth below, a holder of a

Right, Non-Qualified Option or of Restricted Stock may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company (or its parent or subsidiary), in the case of a Right or Nonqualified Option, to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering, in the case of a Right, Nonqualified Option or Restricted Stock, Shares previously issued pursuant to the exercise of an Option or Right or other Shares owned by the holder or (c) combining, in the case of a Right or Nonqualified Option, any or all of the foregoing options in any fashion. Once made, an Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of Shares issuable upon such exercise having a Fair Market Value at the date of exercise which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XXIII.     LISTING OF SHARES AND RELATED MATTERS

The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Amended and Restated Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Amended and Restated Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XXIV.      FOREIGN LAWS

The Committee may grant Options, Rights and Restricted Stock to individual participants who are subject to the tax laws of nations other than the United States, which Options, Rights and Restricted Stock may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options, Rights and Restricted Stock by the appropriate foreign governmental entity; provided, however, that no such Options, Rights or Restricted Stock may be granted pursuant to this Article XXIV and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

XXV.       AMENDMENT OF THE AMENDED AND RESTATED PLAN

The Board of Directors may, from time to time, amend the Amended and Restated Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the Amended and Restated Plan or the maximum number of Shares with respect to which Options, Rights and/or Restricted Stock may be granted under the Amended and Restated Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment provided for in Article XVIII hereof) or to alter the class of eligible participants in the Amended and Restated Plan. The Committee shall be authorized to amend the Amended and Restated Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to continue to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. Except to the extent and in the circumstances expressly permitted under Article XVIII, the rights and obligations under any Option, Right or Restricted Stock granted before amendment of the Amended and Restated Plan or any unexercised portion of such Option, Right or Restricted Stock shall not be adversely affected by amendment of the Amended and Restated Plan or the Option, Right or terms of Restricted Stock without the consent of the holder of such Option, Right or Restricted Stock.

XXVI.      DURATION; TERMINATION OR SUSPENSION OF THE AMENDED AND RESTATED PLAN

The Amended and Restated Plan shall continue indefinitely until terminated by the Board of Directors or terminated pursuant to Article XXX. The Board of Directors may at any time suspend or terminate the Amended and Restated Plan. Options, Rights and Restricted Stock may not be granted while the Amended and Restated Plan is suspended or after it is terminated. Rights and obligations under any Option, Right or Restricted Stock granted while the Amended and Restated Plan is in effect shall not be altered or impaired by suspension or termination of the Amended and Restated Plan, except upon the consent of the person to whom the Option, Right or Restricted was granted. The power of the Committee to construe and administer any Options, Rights or Restricted Stock granted prior to the termination or suspension of the Amended and Restated Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXVII.     SAVINGS PROVISION

With respect to persons subject to Section 16 of the Exchange Act, transactions under the Amended and Restated Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Amended and Restated Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXVIII.    GOVERNING LAW

The Amended and Restated Plan, such Options, Rights and Restricted Stock as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXIX.      PARTIAL INVALIDITY

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXX.       AMENDMENT EFFECTIVE DATE

The Amended and Restated Plan shall become effective (the "Amendment Effective Date") at 9:00 A.M., New York City time, the date the Reverse/Forward Stock Split becomes effective; provided, however, that prior to such date, the Amended and Restated Plan has been approved by a vote of stockholders of the Company at an annual meeting or any special meeting.